SCHEDULE 14A
                       (RULE 14a-101)
           INFORMATION REQUIRED IN PROXY
           STATEMENT
                  SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934
Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only (as
permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-
11(c)
or Section 240.14a-12


                COASTAL PHYSICIAN GROUP, INC.
     (Name of Registrant as Specified In Its Charter)


                                                      Not
                         Applicable
 (Name of Person(s) Filing Proxy Statement, if other than
                         the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which
     transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
          Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                COASTAL PHYSICIAN GROUP,
                    INC. 2828 Croasdaile
                    Drive
                Durham, North Carolina
27705
                                                         July 13,
1998
Dear Shareholder:
   You are cordially invited to attend the Annual Meeting  of
Shareholders   to  be  held  at  the  Durham   Hilton,   3800
Hillsborough Road, Durham, North Carolina, on Friday,  August
14, 1998, at 10:00 a.m., local time.
   The  Notice  of Annual Meeting of Shareholders  and
Proxy Statement are attached hereto. The matters to be acted upon by our shareholders are set forth in the Notice of Annual Meeting of Shareholders and discussed in the Proxy Statement.
   We would appreciate your signing, dating and returning the enclosed proxy card in the envelope provided at your

earliest convenience.   If you choose to attend the

meeting,  you  may revoke  your proxy and personally cast

your votes.   We  look forward to seeing you at our Annual

Meeting.

                              Sincerely yours,









                              Steven M. Scott, M.D.
                              Chairman, President and
                              Chief Executive Officer

  COASTAL PHYSICIAN GROUP, INC.
  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
  To be held on August 14, 1998

TO THE SHAREHOLDERS
OF COASTAL PHYSICIAN GROUP, INC.
  NOTICE  IS  HEREBY  GIVEN that the 1998 Annual  Meeting
of
Shareholders  (the  "Annual Meeting")  of  Coastal
Physician Group, Inc., a Delaware corporation (the
"Company"), will              be
held  at 10:00 a.m., local time, on August 14, 1998,  at
the Durham   Hilton,  3800  Hillsborough  Road,   Durham,
North Carolina, for the following purposes:
  (1)   To  elect  three  members to the Company's  Board
of
     Directors  to hold office until the 2001 Annual
     Meeting or   until   their  successors  are  duly
     elected        and
     qualified;
  (2)   To  consider  and act upon a proposal  to  amend
     the Company's   Amended   and   Restated   Certificate
     of
     Incorporation to include a new paragraph 12 which is
     intended to facilitate the Company's preservation and use of its net operating loss carryforwards for federal income tax purposes;
  (3) To consider and act upon a proposal to ratify the action of the Board of Directors in selecting KPMG
     Peat Marwick LLP as independent certified public accountants of the Company for the fiscal year ending
     December  31, 1998; and
(4) To transact such other business as may properly come before the Annual Meeting.

   The Board of Directors has fixed the close of business on
July 8, 1998 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
  Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed preaddressed envelope as promptly as possible.
No  postage  is required if mailed in the United States.
                               By  Order  of  the  Board
of
Directors,


                             Steven M. Scott, M.D.
                             Chairman, President and
                             Chief Executive Officer
Durham, North Carolina
July 13, 1998

  ALL  SHAREHOLDERS  ARE  INVITED TO ATTEND  THE  MEETING
IN PERSON.   THOSE  SHAREHOLDERS WHO ARE UNABLE  TO  ATTEND
ARE URGED  TO  EXECUTE  AND  RETURN THE ENCLOSED  PROXY
CARD  AS PROMPTLY AS POSSIBLE.  SHAREHOLDERS WHO EXECUTE A
PROXY  CARD MAY  NEVERTHELESS ATTEND THE MEETING, REVOKE
THEIR PROXY  AND VOTE THEIR SHARES IN PERSON.

  1998 ANNUAL MEETING OF SHAREHOLDERS
  OF COASTAL PHYSICIAN GROUP, INC.

  PROXY STATEMENT
  This  Proxy Statement is furnished in connection  with
the solicitation  by the Board of Directors of Coastal
Physician Group,  Inc.,  a  Delaware corporation  (the
"Company"),  of proxies  from the holders of the Company's
Common Stock  (the "Common  Stock")  for  use  at the  1998
Annual  Meeting  of Shareholders of the Company to be held
at the Durham  Hilton, 3800  Hillsborough  Road, Durham,
North  Carolina,  at  10:00 a.m.,  local  time, on August
14, 1998 or at any adjournments or   postponements  thereof
(the  "Annual  Meeting").    The
approximate  date that this Proxy Statement and the
enclosed form  of  proxy are first being sent or given to
holders  of Common  Stock  is July 13, 1998.  Shareholders
should  review the  information  provided herein  in
conjunction  with  the Company's  1997 Annual Report to
Shareholders.  The Company's principal  executive offices
are located at  2828  Croasdaile Drive, Durham, North
Carolina 27705, and its telephone number is (919) 383-0355.
INFORMATION CONCERNING PROXY
  The  enclosed proxy is solicited on behalf of the Board
of Directors.  The giving of a proxy does not preclude the
right to  vote in person should any shareholder giving the
proxy so desire.   Shareholders have a right to revoke
their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.
  The  cost  of  preparing and mailing this Proxy
Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The
Company's employees will receive no compensation for soliciting proxies other than their regular salaries.
The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies.

PURPOSES OF THE MEETING
 At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:
  (1)   The  election  of  three  members  to  the  Board
of
     Directors  to  serve until the 2001  annual  meeting
or
     until their successors are duly elected and qualified;
  (2)   To  consider  and act upon a proposal  to  amend
  the
     Company's   Amended   and   Restated   Certificate
of
     Incorporation to include a new paragraph 12 which is
     intended to facilitate the Company's preservation and use of its net operating loss carryforwards for federal income tax purposes;
  (3) To consider and act upon a proposal to ratify the
     action of the Board of Directors in selecting KPMG
     Peat Marwick LLP as independent certified public accountants of the Company for the fiscal year ending December 31, 1998; and
  (4) To transact such other business as may properly come before the Annual Meeting.

  Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation will be voted in favor of the election of the three nominees named herein
and in favor                                              of
the  other  proposals  set forth  herein.   In  the  event
a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.
OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
   The Company's Board of Directors (the "Board") has set the close of business on July 8, 1998 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting.
As
of  the  Record Date, there were 37,621,750 shares of
Common Stock                                             and
444,974  shares  of  the  Company's   Series               D
Convertible Preferred Stock ("Preferred Stock") outstanding. Each share of Common Stock is entitled to one vote, and each share of Preferred Stock is entitled to ten votes, on each matter to be acted upon at the Annual
Meeting.   Shares                                         of
Common  Stock  and  Preferred  Stock  vote  together  in
the election of directors and on Proposals 2 and 3.
   The representation in person or by proxy of a majority
of
the  Company's  issued and outstanding voting  securities
is
necessary  to  provide  a  quorum  at  the  Annual
Meeting. Directors of the Company are elected by a plurality vote, and votes may be cast in favor of nominees or withheld. Withheld votes will be excluded entirely from
the vote and will  have no  effect  thereon.   Approval of
Proposal  2  requires  the affirmative   vote  of  the
majority  of  the  total   votes represented  by  the
Company's outstanding Common Stock and Preferred Stock. Abstentions may be specified on Proposal 2 and will have the practical effect of a negative vote. Under the rules of the New York Stock Exchange (the `NYSE"), brokerdealers who
hold shares in street name have the authority             to
vote on certain routine matters when they have not received voting instructions from beneficial owners.
Proposal  2                                               is
not considered a routine matter under the rules of the NYSE. Accordingly, broker-dealers who hold shares in street  name will  not  have  authority to vote on this
proposal  ("broker nonvotes").   Broker nonvotes will be
treated as shares not entitled to vote on Proposal 2 and will have the practical effect of a negative vote.
 On the Record Date, Steven M. Scott, M.D., the Chairman, President and Chief Executive Officer, owned approximately 54%  of  the  total voting power of the
Company's outstanding
voting securities. Dr. Scott has advised the Company that he intends to vote his shares for the election of the three director nominees and in favor of the other proposals  that will  be  considered at the Annual Meeting
which will  assure the                         election of
the nominees and the approval of the other proposals.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                         MANAGEMENT
Security Ownership of Certain Beneficial Owners
    Except   as   indicated  under  "Security  Ownership
of
Management," there are no shareholders known to  the
Company to  be the beneficial owners of more than five
percent of the Company's Common Stock as of June 30, 1998.
Security Ownership of Management
   The  following  table sets forth certain information
with respect  to the beneficial ownership of the Company's
Common Stock  and Preferred Stock as of June 30, 1998 by:
(i)  each director  of  the Company; (ii) each person
identified  as  a Named  Executive  Officer in the Summary
Compensation  Table; and (iii) all current directors and
executive officers of the Company  as  a  group.  Except as
otherwise  indicated,  each shareholder named has sole
voting and investment  power  with respect to such
shareholder's securities.


             Name and    Amount and Nature
            Address (1)    of Beneficial
Percent
 Title of       of           Ownership       Percent    of
   Class    Beneficial                         of     Total
               Owner                          Class
Voting
                                               (2)    Power

(2)(3) Common  Steven M.     18,308,574 (4)   48.6%   43.5%
Stock       Scott, M.D.

Series D    Steven M.               444,974  100.0%   10.6%
Convertible Scott, M.D.
Preferred
Stock
Common      Bertram E.        1,473,908 (5)   3.9%     3.5%
Stock       Walls, M.D.
Common      Edward L.            44,075 (6)     *       *
Stock       Suggs, Jr.
Common      Sherman M.           46,075 (7)     *       *
Stock       Podolsky,
            M.D.
Common      Charles E.           40,341 (8)     *       *
Stock       Potter
Common      Deborah L.                  400     *       *
Stock       Redd
Common      Eugene F.              8,883(9)     *       *
Stock       Dauchert,
            Jr.
Common      Mitchell W.         19,000 (10)     *       *
Stock       Berger
Common      Henery J.                    --     *       *
Stock       Murphy
Common      Raymond A.                   --     *       *
Stock       Spillman
Shares owned by all directors and
executive
officers as a group(10 persons):
Common                      19,767,317 (11)    52.5%
46.9%
Stock
Series D                            444,974   100.0%
16.6%
Convertible
 (1)   Except  as  otherwise indicated, the address  for
   all persons  listed  below  is  c/o Coastal  Physician
   Group, Inc., 2828 Croasdaile Drive, Durham, NC 27705.
(2)An asterisk (*) indicates less than one percent.
(3)Each  share  of the Company's outstanding Preferred
   Stock is  entitled  to cast ten votes per share  on  any
   matter submitted  to  a vote at an annual or special
   meeting  of shareholders,                         except
   proposals   pertaining                            to
   the
   conversion  of the Preferred Stock.  This column
   presents the  percentage  of aggregate voting power
   held,  assuming the  preferred  stock is entitled to
   vote on  all  matters submitted to a vote of the
   Company's security holders.
(4)Includes  6,249,977 shares held by Scott Medical
   Partners, LLC,  of which voting power is held by Dr. and
   Mrs. Scott. Also  includes  535,766 shares held by a
   partnership,  the partners  of  which  are  Dr.  Scott
   and  certain  trusts established for the benefit of Dr.
   Scott's children.                                 Dr.
   Scott  has  sole  investment power with respect  to
   these shares,  but  has sole voting power with respect
   to  only 390,666  shares.   Voting  power  with  respect
   to        the
   remaining 145,100 shares is held by Dr. Walls, as
   trustee of  the trusts.   Also includes 10,000 shares
   held by Mrs. Scott   as   to  which  Dr.  Scott
   disclaims   beneficial ownership   and  5,921  shares
   subject  to  a   presently exercisable  option.  Also
   includes 1,703,334 shares  held by  American Alliance
   Insurance over which Dr.  Scott  may be  deemed  to
   share  voting and investment  power.              Dr.
   Scott  disclaims beneficial ownership of the  shares
   held by  American Alliance Insurance.  The remaining
   9,645,323 shares  are  held  by  Dr. Scott  directly.
   Dr.  Scott's address  is  17020  Brookwood Drive, Boca
   Raton,  Florida 33496.
(5)Includes  145,100 shares with respect to which  Dr.
   Walls has  voting  power  and  Dr. Scott has  investment
   power. Such   shares  also  are  included  under  the
   beneficial ownership  of  Dr. Scott.  Also includes
   1,171,695  shares held by certain trusts established for
   the benefit of  Dr. Scott's  children  with respect to
   which  Dr.  Walls,  as trustee,  holds  voting  and
   investment  power.
   Includes
   2,000  shares  owned directly by Dr. Walls,  5,000
   shares subject to presently exercisable stock options
   and  29,970 shares   reserved   for  issuance   under
   the       Deferred
   Compensation Plan.
(6)Includes  22,976  shares subject to presently
   exercisable stock  options  and 265 shares owned by Mr.
   Suggs'  wife. Mr.  Suggs  disclaims beneficial ownership
   of  the  shares held by his wife.
(7)Includes  27,532  shares subject to presently
   exercisable stock options.
(8)Includes 4,000 shares subject to presently exercisable
   stock options and 36,341 shares reserved for issuance
   under the Deferred Compensation Plan.
(9)Includes 3,883 shares subject to presently exercisable
   stock options.
(10)  Includes 3,000 shares subject to presently
   exercisable stock options.
(11)  Includes 72,312 shares subject to presently
   exercisable stock options and 66,311 shares reserved for
   issuance under the Deferred Compensation Plan,
Executive Officers and Directors
   The  following  table sets forth certain information
with respect  to  the  executive officers  and  directors
of  the Company and executive officers of subsidiaries of
the Company who have significant policy-making authority:
Name                    Age     Position
Steven  M.  Scott,  M.D.    50      Chairman  of  the
Board, President and Chief Executive Officer
Charles  F.  Kuoni, III   46      Executive  Vice
President,
Chief Financial Officer and Treasurer
Mitchell W. Berger (1)(2)       42
Director
Charles E. Potter (1)(2)        54
Director
Bertram E. Walls, M.D.  46      Director
Eugene  F.  Dauchert,  Jr. 44      Director,  Executive
Vice
President and Secretary
Edward L. Suggs, Jr.    46      Director, President and
Chief
Executive Officer, Healthcare
                                Business Resources, Inc.
Sherman  M.  Podolsky,  M.D.        47  Director,
President,
Coastal Physician Services of South
                                Florida, Inc.
_________________________
(1) Member of the Audit Committee of the Board
(2) Member of the Compensation Committee of the Board
   Dr.  Scott  has been a director of the Company  since
its formation  in 1977.  Until he resigned from the
position  on December  1, 1994, Dr. Scott also served as
Chairman  of  the Board  and  from  1977 to May 29, 1996,
Dr. Scott  served  as President  and Chief Executive
Officer of the  Company.                       Dr.
Scott  was  re-elected Chairman of the Board on  January
14, 1997,  and re-appointed President and Chief Executive
Officer of  the  Company on March 1, 1997.  Dr. Scott has
obstetrics and   gynecology   practice  experience  and
clinical                                       and
administrative emergency department experience.  He is
boardcertified in obstetrics and gynecology and is a member
of the clinical  faculty  at  Duke University Medical
Center.                         Dr.
Scott received his undergraduate degree and medical
education from  Indiana University.  Dr. Scott completed
his  residency in  the  Department  of  Obstetrics and
Gynecology  at  Duke University Medical Center.
   Mr. Kuoni became Chief Financial Officer on September
15, 1997.                                      Prior  to
that, Mr. Kuoni was a  consultant  to  the
Company,  assisting  management in developing  its
strategic business  plan,  refinancing  the  Company  and
implementing operational  changes.  For the period  August
1994  to  June 1996, Mr. Kuoni served as President of
Travelmasters, Inc., a privately-held travel management
company.  From February 1990 until August 1994, Mr. Kuoni
held a number of positions  with the  consulting firm of
Buccino & Associates, Inc.  His  most recent  position  was
Vice President and Engagement  Manager. Mr.  Kuoni received
his Bachelor's degree in Accounting  from Texas  Christian
University and  his  Master's  degree  from Northwestern
University's Kellogg School of Management.
Mr.
Kuoni is a Certified Public Accountant and is a member of
the American  Institute of Certified Public Accountants
and  the Illinois Society of Certified Public Accountants.
   Mr.  Berger  has  been  a director of  the  Company
since September  1996.  He is the President and Founder of
Berger, Davis  &  Singerman, a law firm with offices
located in  Fort Lauderdale,  Miami,  and Tallahassee,
Florida.   Mr.  Berger currently  serves  on  the Board of
Governors  of  the  Nova University School of Business and
was a Commissioner  on  the Florida  Environmental
Regulation Commission  from  1991  to 1997.  Mr. Berger was
recently appointed by the Governor, and approved by the
Florida Senate, to serve on the Board of  the South Florida
Water Management District and has been a member of  the
Board  of  the  Student Loan  Marketing  Association
(Sallie Mae) since 1994.
   Dr.  Walls,  a  director since 1991, became President
and Chief  Executive  Officer of Doctors  Health  Plan,
Inc.,  a subsidiary  of the Company, in February 1998.  On
March  18,
1998,  the Company sold Doctors Health Plan, Inc.  Dr.
Walls also  served  as  President  of  Coastal  Physician
Contract Services  Group,  Inc.  from January through
December  1994. Effective January 1, 1995, Dr. Walls became
the President and Chief Executive Officer of Century
American Insurance Company ("Century Insurance").  From 1992
to 1993, Dr. Walls was  the President  of Sunlife OB/GYN
Services, Inc., a subsidiary  of the  Company, as well as
its Chief Medical Officer from  1991 to                1993.
From  1981 through 1990, Dr.  Walls  was  in  the
private  practice  of obstetrics and gynecology  with
Valley Women's Center, P.A. in Fayetteville, North Carolina.
He  is board  certified in obstetrics and gynecology and is
a member of  the  clinical faculty at Duke University
Medical  Center. Dr.  Walls  received  a  B.S. degree in
Science  from  North Carolina  A&T  State University and his medical  degree  from Duke  University.  He completed his
residency  in  obstetrics and  gynecology  at  Duke
University  Medical  Center.                           In
addition,  Dr. Walls holds an MBA degree from the Duke
Fuqua School of Business.
   Mr. Potter, a director of the Company since April 1997,
is President  of The Potter Financial Group, a small
independent financial  planning  firm in Durham,  North
Carolina  and        a
Principal  in  The Potter Financial Advisory  Group,  LLC,
a
Registered Investment Advisory firm.  He graduated  from
St. Peters  College  in  Jersey City, NJ  with  a  BS
degree  in Marketing  in                             1966.
He has been in the financial  services
industry    since   1966.    He   holds   four
professional
designations:   (CLU)  Chartered  Life  Underwriter,
(ChFC) Chartered  Financial  Consultant from the  American
College, Bryn Mawr, PA, (RFC) Registered Financial
Consultant from the International Association of Registered
Financial Consultants and   (AEP)  Accredited  Estate
Planner  from  the  National Association of Estate Planning
Councils.  He is also a member of  the  Association  for
Advanced Life  Underwriters  and                       a
Qualifying and Life Member of the Million Dollar Round
Table, an international sales organization.
   Mr.  Dauchert,  a  director  since  October  1996,
became Executive Vice President in July 1997.  He has also
served as President  and  Chief Executive Officer of Coastal
Physician Networks,  Inc.  ("CPN"), a subsidiary of the
Company,  since January  1,  1996.   Prior to that, Mr.
Dauchert  served  as President of Integrated Provider
Networks, Inc., a subsidiary of  CPN.                  Prior
to joining the Company, Mr. Dauchert  was              a
partner  in the law firm of Moore & Van Allen, PLLC where
he focused  his  practice  on  health care,  corporate  and
tax matters for 16 years.  Mr. Dauchert received a B.A. from the University of North Carolina at Chapel Hill and a J.D.
degree with  honors from the University of North Carolina
School  of Law.   He is a member of the North Carolina and
American  Bar Associations, and is active in numerous health care  sections of those organizations.
   Mr.  Suggs,  a  director since March 1997,  has  been
with Healthcare  Business  Resources, Inc.,  a  subsidiary
of  the Company,  since 1986 and its President since 1987.
Mr.  Suggs previously  served as a director of the Company
from  1989       to
1994.   Previously,  Mr.  Suggs was  Assistant  Controller
of
Oxford  Development Company, a real estate  development
firm, and  a  tax manager for the accounting firm of Ernst
&  Young LLP.   He  received  a  B.S. degree  in  Accounting
from  the University  of North Carolina at Charlotte.  Mr.
Suggs  is  a member                                  of
the  American  Institute  of  Certified   Public
Accountants,  the  North  Carolina  Association  of
Certified Public  Accountants  and the Healthcare  Financial
Management Association.
   Dr.  Podolsky became a director on January 1, 1998, and
is
President of Coastal Physician Services of South Florida
Inc.,
a  subsidiary of the Company.  Dr. Podolsky has also served
as
Senior  Vice  President of Medical and Corporate  Affairs
and Senior  Medical Officer for Coastal Emergency Services
of  Ft. Lauderdale, Inc., a subsidiary of the Company, since
1991.  He is  a  member of the American College of Emergency
Physicians. He  received his medical education from Chicago
Medical School and   completed  his  Emergency  Medicine
Residency  at        the
University of California, San Francisco and is a member of
the American  College of Emergency Physicians.  Prior  to
joining the  Company,  Dr. Podolsky held the position of
Chairman  of Emergency  Medicine  at  Albert  Einstein
Medical  Center  in Philadelphia  and  also  served on the
faculty  of  UCLA  and Stanford University.
Meetings and Committees of the Board of Directors
  During  the fiscal year ended December 31, 1997, the
Board held  22 meetings.  During fiscal 1997, no incumbent
director attended  fewer than 75% of the aggregate of  (1)
the  total number  of  meetings of the Board held during the period  for which  such  director served on the Board and
(2)  the  total number  of  meetings held by all committees
of the  Board  on which  such  director served during the
period such  director served.
  Mr.  Berger  and John P. Mahoney, M.D. were the members
of the  Audit  Committee  on January 1, 1997.   Mr.  Potter
was elected  to the Audit Committee on May 2, 1997.  On
December 31, 1997, Dr. Mahoney resigned from the Board.  The principal functions  of  this committee are to make
recommendations  to the  Board  with  respect to the
selection of  the  Company's independent  certified  public
accountants,  to  review  the Company's  internal  controls
and  confer  with   and   make recommendations to the
Company's independent certified public accountants
concerning the scope and results of their  audit. The Audit
Committee met nine times during 1997.
  Effective  October 14, 1996, the full Board was
designated as the Nominating Committee.  The principal
functions of this committee are to recommend to the Board
nominees for election as directors at the Company's Annual
Meetings of Shareholders and  to  recommend  nominees to
fill any vacancies  occurring between  Annual  Meetings.
The  Nominating  Committee  will consider   as  potential
nominees  persons  recommended                            by
shareholders,  which recommendations should be  submitted
to the committee in care of the Secretary of the Company.
Mr.  Berger  and  Dr.  Mahoney served  as  members  of  the
Compensation  Committee on January 1, 1997.  Mr.  Potter
was elected  to the Compensation Committee on May 2,  1997.
Mr.
Berger  and  Dr. Mahoney were elected to serve as members
on December 3, 1996.  On December 31, 1997, Dr. Mahoney
resigned from the Board.  The principal functions of the
committee are to  review and make recommendations to the
Board with respect to the compensation of the executive
officers of the Company. The Compensation Committee met
four times during 1997. Executive Compensation
   The  following table sets forth the compensation
received by  the  individuals  who served as the President
and  Chief Executive Officer of the Company during 1997,
its four  other most  highly compensated executive officers
who were  serving as   executive  officers  at  December
31,  1997,  and  one
additional  individual who was one of the  four  most
highly compensated  executive officers during 1997 but  was
not  an executive  officer  at December 31, 1997
(collectively,  the "Named  Executive Officers"), for
services  rendered  to  the Company  or its subsidiaries
during the years ended  December 31, 1997, 1996 and 1995,
as applicable:
                 SUMMARY COMPENSATION TABLE
                   Annual Compensation
                                               Long
                                               Term
                                             Compensa
                                      Other    tion      All
                                     Annual   Awards
Other Name and                        Compen-  Number
compen-
Principa           Salary            sation     of
sation
   l       Year     ($)     Bonus     (1) $  Securiti   (2)
$
Position                     ($)                es
                                             Underlyi
                                                ng
                                             Options/
                                             SARs (#)
Steven     1997    400,000       --       --
M.
Scott,
M.D.
Chairman
of the
Board,
Presiden
t and
Chief
Executiv
e
Officer
           1996    333,333       --   12,806
           1995    333,333       --   51,492   103,529
165,81
                                                             8 Jacque 1997
233,333       --                      --           --    2,817
J.
Sokolov,
M.D.
Vice
Chairman
of the
Board
and
Chief
Executiv
e
Officer,
Advanced
Health
Plans,In
c. (5)
           1996    400,000  400,000       --        --
5,464
           1995    400,000  150,000       --     3,883
4,215
Deborah    1997    228,154   63,563       --   100,000
4,167
L. Redd
Former
Director
and
Presiden
t,
Coastal
Managed
Healthca
re, Inc.
(5)
           1996    237,519   35,000       --    20,000
3,538
           1995     47,163       --       --        --
70
Eugene     1997    160,000   54,745       --   100,000
4,405
F.
Dauchert
, Jr.
Director
and
Executiv
e Vice
Presiden
t
           1996    160,000    8,500       --        --
4,481
           1995    160,000       --       --    48,883
3,918
Edward     1997    213,654   50,769       --   100,000
4,049
L.
Suggs,
Jr.
Director
,
Presiden
t  and
Chief
Executiv
e
Officer,
Healthca
re
Business
Resource
s, Inc.
(6)
           1996    190,000       --       --        --
2,442
           1995    188,539       --       --    40,000
3,754
Henry J.   1997     60,000  100,000       --        --
725
Murphy
(3)
Former
Presiden
t     and
Chief
Executiv
e
Officer

           1996     69,130       --       --   100,000
--
                                                   (7)
           1995        N/A      N/A      N/A       N/A
N/A
Raymond    1997    123,077   34,473       --        --
960
A.
Spillman
Former
Senior
Vice
Presiden
t     and
General
Counsel
           1996     66,847   10,000       --        --
240
           1995        N/A      N/A      N/A       N/A
N/A

(1)    Reflects  imputed  income  for  personal  use  of
  the Company's aircraft.
(2)   Includes  for  1997: (i) contributions made  under
  the Company's  401(k)  plan of $3,200, $2,400,  $3,398,
  $3,563 and $3,563 for Dr. Scott, Dr. Sokolov, Ms. Redd, Mr. Dauchert and Mr. Suggs, respectively, and
  (ii) premiums paid for term life insurance policies of $1,090, $417, $769, $842, $487, $725 and $960 for
  Dr. Scott, Dr. Sokolov, Ms. Redd, Mr. Dauchert, Mr. Suggs, Mr. Murphy and Mr. Spillman, respectively.
(3)   Mr.  Murphy  served  as President and  Chief
  Executive Officer  of the Company from October 24, 1996 to
  March  1,
  1997.   Dr.  Scott served as President and Chief
Executive
  Officer  of the Company from March 1, 1997 to December
  31, 1997.                                     See
  "Employment  and  Certain  Other
  Agreements"
  below.
(4)   Advanced  Health  Plans, Inc. is a  subsidiary  of
the
  Company.
(5)   Coastal Managed Healthcare, Inc. is a subsidiary of
the
  Company.
(6)   Healthcare Business Resources, Inc. is a subsidiary
of
  the Company.
(7) Mr. Murphy was granted 100,000 stock appreciation rights ("SARs") on November 1, 1996. 12,000 SARs were scheduled to  vest  on  each of November 1, 1996, December  1,
1996,
  January  1, 1997, February 1, 1997 and February  28,
1997.
  Due to the termination of Mr. Murphy's employment on March 1, 1997, the 20,000 SARs scheduled to vest on March 31,
  1997,  and an additional 20,000 SARs scheduled to  vest
  on April 30, 1997 were forfeited.
Stock Option and SAR Grants
   The  following  table  provides certain  information
with respect to stock options and SARs granted during 1997 to the Named Executive Officers:
                                                  Potential
                                                 Realizable
                                                   Value at
                                                   assumed
                                                Annual
                                                  Rates of
                                                  Stock
                                                    Price
                                                Appreciatio
                                                 n for
                                                 Option
                                                    Term
                   Percent
                  of Total
                  Options /
         Number     SARs
           of      Granted  Exercis
        Securiti     to       e of
           es     Employees   Base
        Underlyi  in Fiscal  Price   Expirati  5% ($)   10%
 Name      ng     Year (%)    ($/     on Date           ($)
        Options             Share(1
         / SARs                )
        Granted(
           $)
Debora   100,000     6.3      2.00   April 6,  81,500
243,2
h   L.       (2)                       2007             00
Redd
Eugene   100,000     6.3      2.00   April 6,  81,500
243,2
F.                                     2007             00
Dauche
rt Jr.
Edward   100,000     6.3      2.00   April 6,  81,500
243,2
L.                                     2007             00
Suggs,
Jr.



_________________
(1)   Options vest and become fully exercisable on  April
7,
2000.
(2)  Options were forfeited on February 19, 1998.
Securities Underlying Unexercised Options
    The   following   table  provides   certain
information
concerning  the  number of securities underlying
unexercised options  held  by each of the Named Executive
Officers.                      No
Named Executive Officer exercised an option or SAR during the fiscal year ended December 31, 1997 and no unexercised options or SARs were in the money at fiscal year-end.

                               Unexercised at Fiscal Year-
                                    End Number of
                                    Securities
               Name                ExercisableUnexercisable
               Steven M. Scott, M.D.  2,392     129,725
               Jacque J. Sokolov, M.D.363,000   543,883
               Deborah L. Redd           --   120,000(1)
               Edward L. Suggs, Jr.  22,976     231,316
               Eugene F. Dauchert, Jr.3,883     170,000
               _______________
               (1)  Options were forfeited on February 19,
1998.

Compensation of Directors
   Each  director  who is not an officer or employee  of
the Company (an "Independent Director") receives $20,000
annually for serving as a director plus $1,200 for each
meeting of the Board attended.  The respective Chairman of
the Audit and the Compensation Committee receives an
additional $1,200 annually for  services rendered in that
capacity.  At each  director's election, compensation may
be paid either currently, in cash, or  deferred and paid in
cash or in shares of Common Stock at the distribution date
of the deferred compensation.  Pursuant to  the  Company's
1994 Independent Directors'  Stock  Option Plan,  an
Independent Director who is elected to  the  Board
automatically receives an option to purchase 3,000 shares
of Common  Stock  and any Independent Director who
continues  to serve   as   a  director  following  an
annual  meeting                     of
shareholders  automatically  receives  an  option  for
1,000 shares of Common Stock.  The respective Chairman of
the Audit and  the  Compensation Committees automatically
receives  an additional option to purchase 2,000 shares of
Common Stock as of the first committee meeting following an
annual meeting of shareholders.   The exercise price of
these options is the fair market value of the underlying shares on the date of grant. The options become exercisable one year from the date of grant and have a ten year term.

Employment and Certain Other Agreements
Steven M. Scott, M.D.
   In  April 1991, Dr. Scott and the Company entered  into
a five-year employment agreement that renews automatically
each year, unless either party gives notice of non-
renewable,  and terminates in any event when Dr. Scott
reaches age  70.               The
employment  agreement provides for an annual base  salary
of $400,000,  which is to be reviewed annually by,  and
can  be increased  at the discretion of, the Compensation
Committee. Dr.  Scott is also entitled to incentive
compensation  in  an amount  determined  at  the discretion
of  the  Compensation Committee,  based  on  its
consideration  of  the  Company's financial   results,  the
development,  implementation   and
attainment   of   strategic  business  planning   goals
and
objectives, increases in the Company's revenues and
operating profits,   and   other  factors  deemed
relevant   by  the
Compensation Committee in evaluating Dr. Scott's
performance. Although  not  a  requirement, the  target
for  Dr.  Scott's incentive  compensation  is  two  percent
of  the  Company's earnings before interest and taxes, not
to exceed his  annual base  salary.   In addition, the
Compensation  Committee  may grant Dr. Scott discretionary
bonuses from time to time.
   In  its  discretion, the Compensation Committee may
award
any incentive or discretionary bonus compensation payable
to Dr.  Scott as an immediately payable cash payment, a
deferred cash  payment or in non-qualified stock options.
A range  of valuation  for  any such options will be
established  by  the Compensation  Committee using the
Black-Scholes  or  binomial pricing  model, or other
recognized pricing model,  or  using the  assumptions and
specifications adopted by the Securities and  Exchange
Commission (the "Commission") which govern  the disclosure
of executive compensation in proxy statements  and other
Commission filings.  Any such options will expire after the
earlier  to  occur  of  the  tenth  anniversary  of  the
termination  of  Dr.  Scott's employment,  the  date  of
Dr. Scott's  70th birthday or the expiration of the maximum
term of  such  options set forth in the stock option plan
pursuant to which such options are granted.
   In the event of Dr. Scott's disability prior to the age
of 70,  he  would  be  entitled to base compensation,
incentive compensation and bonus compensation for twelve
months.  The
bonus  compensation  would equal the  average  of  the
bonus compensation paid or payable to Dr. Scott during the
thirtysix   months   preceding  the  disability.    The
incentive compensation  would equal the greater of (i) the
average  of the  incentive  compensation paid or  payable
to  Dr.  Scott during the thirty-six months preceding the
disability or (ii) an amount equal to (x) 50% of Dr.
Scott's base salary for any year  in  which the Company's
revenues and operating  profits increased  12%  over the
prior year, (y) 75% of  Dr.  Scott's base  salary  if the
Company's annual revenues and  operating profits increased
17% over the prior year or (z) 100% of  Dr. Scott's  base
salary  if the Company's annual  revenues  and operating
profits increased 22% over the prior year.  If  the
disability  is continuous for a period of twelve
consecutive months,  Dr. Scott would be entitled to receive
75%  of  his base  salary  and the averages of both
incentive compensation and  bonus compensation paid or
payable during the thirty-six months  preceding  the
disability,  which  amount  shall  be increased  by  five
percent annually.  In the  event  of  Dr. Scott's  death
prior to the age of 70, his surviving  spouse (or his
estate in the event of her death or remarriage) would be
entitled to receive for ten years an amount equal to  Dr.
Scott's  base  salary  and  the  average  of  both
incentive compensation  and bonus compensation paid or
payable  during the thirty-six months preceding his death,
which amount shall be increased by five percent annually.
   If  the  Company terminates Dr. Scott without  cause,
Dr. Scott  would be entitled to receive for the remainder
of  the then existing five-year term of the agreement his
base salary and  the  averages of both incentive
compensation  and  bonus compensation  paid  or payable
during the  thirty-six  months preceding  termination,
which amount shall  be  increased  by five   percent
annually.   In  the  event  that  Dr.   Scott terminates
his  employment agreement  as  a  result  of  the Company's
material  breach  thereof,  which  breach  remains uncured
for 60 days after written notice, Dr. Scott would  be
entitled to receive compensation equal to that payable to
him upon termination by the Company without cause.
   In  order to facilitate the December 31, 1997 purchase
by Scott Medical Group, LLC (see "Item 13. Certain
Relationships and  Related  Transactions."), the  Company
entered  into  a partial release of the non-compete
agreements pursuant to the employment agreement between Dr.
Scott and the Company.                                The
release  allows Scott Medical Group, LLC and any other
Scott entity to own, manage, operate or otherwise provide
physician practice  and  management services to  physician
and  clinic practices.
Jacque J. Sokolov, M.D.
   In  connection  with its acquisition  of  Advanced
Health Plans, Inc. in November of 1994, the Company entered
into  an employment agreement with Dr. Sokolov.  During the
five  year term  of the agreement, the Company was
obligated to use  its best  efforts to cause Dr. Sokolov to
be elected Chairman  or Vice  Chairman  of  the  Board.  In
addition  to  serving  as Chairman or Vice Chairman, Dr.
Sokolov was to serve in  other appropriate  management
positions with  the  Company  or  its subsidiaries  and
report directly  to  the  Chief  Executive Officer.
Dr. Sokolov's base salary under the agreement  was
$400,000 per year.  He also was entitled to receive
incentive cash compensation in the amount of not less than
$150,000 per year.  In addition, in the event the
compensation paid to Dr. Sokolov                   by
third  parties  for  speaking  and   specified
consulting engagements was less than $450,000 per  year,
Dr. Sokolov  was  to  receive  from the  Company  the
difference between  the  amount  actually  paid  as  a
result  of  such engagements  and $450,000.  The employment
agreement  imposes certain  confidentiality obligations
upon  Dr.  Sokolov  and contains  a  covenant  not to
compete  with  the  Company  or solicit  its employees for
a specified period of  time.                  The
agreement  was  terminable  by either  party  upon  90
days'
notice.  If Dr. Sokolov was terminated without cause,  he
is entitled  to  receive an ongoing payment of his base
salary, minimum
incentive   bonus  and  speaking   and        consulting
guarantees   for   the  remainder  of  the  unexpired
term. Effective January 18, 1998, Dr. Sokolov resigned as a
member of the Board and as an officer of the Company,
pursuant to  a letter  to  the Company dated January 18,
1998.  Dr.  Sokolov
indicated  in  a letter to the Company that he was
resigning
due  to  the  fact that he would be commencing an
arbitration against the Company related to his employment
agreement. Deborah L. Redd
   In  September  1996, Ms. Redd entered into  an
employment agreement                               with
the  Company pursuant to  which  she  became
employed  as  President of Coastal's Managed Care  group,
as well as President of Coastal Managed Healthcare, Inc.
("CMH") and   an
officer  of  Health  Enterprises,  Inc.   ("HEI"),
HealthPlan Southeast, Inc. ("HPSE") and served on  the
Board of  HEI,  HPSE, Better Health Plan, Inc. ("BHP") and
Doctors Health  Plan,  Inc.  ("DHP").   The  effective
date  of  the agreement was September 1, 1996 with an
initial term  through September                    30,
1998.   Under the  agreement,  Ms.  Redd  was
entitled  to  receive  a base salary  of  $234,000  per
year through  August 31, 1997, which was subject to annual
review and adjustment as of September 1 of each year during
the term of employment.  Ms. Redd was eligible for
performance bonuses based  upon  certain performance
criteria up to a maximum  of $90,000  per  year.
Effective February 19,  1998,  Ms  Redd submitted     her
resignation from all positions  held  at  the
Company,  including her position as a member  of  the
Board. The  employment  agreement  imposes  certain
confidentiality obligations  upon  Ms. Redd and contains a
covenant  not  to compete  with  the  Company or solicit
its  employees  for  a specified period of time.
Edward L. Suggs, Jr.
   On  March  1,  1997, Mr. Suggs entered into an
employment agreement with Healthcare Business Resources,
Inc. ("HBR"), a subsidiary of the Company.  The initial
term of the agreement is  from March 1, 1997 through
February 29, 2000.  Under  the agreement,  Mr.  Suggs
serves as  the  President  and  Chief Executive Officer of
HBR.  Mr. Suggs receives an annual  base salary  of
$220,000, subject to annual review and adjustment as  of
each March 1 during the term of the agreement.  As  an
initial  signing bonus, the Company released Mr.  Suggs
from any  claim  for  outstanding  indebtedness  of
approximately
$16,000  evidenced by a promissory note in the original
face amount  of $25,000.  Mr. Suggs is eligible for up to
$20,000 each quarter in performance bonuses, based upon the
financial performance  of HBR and other factors, which may
include  the discretion  of HBR or the Company.  The
employment  agreement imposes  certain confidentiality
obligations upon  Mr.  Suggs and  contains  a  covenant not
to compete  with  HBR  or  its affiliates or solicit its
employees for a specified period of time.
Eugene F. Dauchert, Jr.
   On  July 1, 1997, Mr. Dauchert entered into a restated
and amended  employment  agreement with the Company
pursuant  to which Mr. Dauchert serves as an Executive Vice
President  and Chief  Administrative Officer of the
Company.  The  effective date of the agreement was
September 1, 1996 and terminates on June 30, 1998.  After
June 30, 1998, the term may be extended on  a  month to
month basis.  Mr. Dauchert receives an annual base salary
of $180,000 and was eligible for an incentive  or
performance bonus subject to his continued employment
through June 30, 1998 and the achievement by the Company of
specified cash flow goals for the second fiscal quarter of
1998.  Under his  amended  employment  agreement,  Mr.
Dauchert  is  also eligible for certain divestiture bonuses
as described  below. Mr.  Dauchert  received a divestiture
bonus, based  upon  the sale  of  the HealthNet Medical
Group operations of Physician Planning  Group,  Inc.,  of
approximately  $35,000   and   a divestiture bonus of 0.5%
of the net proceeds as  defined  by the  agreement  based
on  the sale  of  Integrated  Provider Networks,   Inc.,
Practice  Solutions,  Inc.,  and   certain remaining
clinics in south Florida.  The employment agreement imposes
certain confidentiality obligations upon Mr. Dauchert and
contains a covenant not to compete with the  Company  or
its  affiliates  or  solicit its employees  for  a
specified period of time.
Henry J. Murphy
   In  November  1996, Mr. Murphy entered into an
employment agreement  with  the  Company pursuant to  which
Mr.  Murphy became  employed as President and Chief
Executive Officer  of the  Company.   The  effective  date
of  the  agreement  was November 1, 1996, with an initial
term that ended on February 28,
1997.   The  agreement  was  not  renewed.   Under  the
agreement,  Mr. Murphy received a base salary of $30,000
per month and a $100,000 signing bonus upon the execution
of  the agreement.                                  In
addition, pursuant  to  the  agreement,  Mr.
Murphy became entitled to receive additional compensation
in the  form of either stock appreciation rights (SARs), a
debt restructure  fee, or a business combination
transaction  fee. Mr.  Murphy had the right to receive an
amount equal  to  any appreciation occurring from and after
November 1,1996  in  up to  100,000 shares of the Company's
Common Stock.  As of  the date  of  his  termination,
60,000 of Mr. Murphy's  SARs  had vested  and 40,000 were
forfeited.  Mr. Murphy had the  right to  exercise the SARs
which had vested at any time  and  from time  to  time
during the two-year period beginning March  1, 1997  and
ending February 28, 1999.  At any time on or before 60
days  after the termination of his employment  agreement,
Mr.  Murphy  had the right to make an election to retain
the SARs  or  to forfeit them and be eligible instead to
receive either  the  debt restructure fee or the business
combination transaction  fee.  All SARs were forfeited upon
his  election to   be
eligible   to  receive  the  business   combination
transaction fee.
   On  June 17, 1997, Mr. Murphy filed a lawsuit against
the Company  alleging that the Company failed to pay the
business combination  transaction  fee to  him  under  his
employment agreement.                               Mr.
Murphy  is  alleging  that  the
Company's
transaction with National Century Financial Enterprises,
Inc. constitutes  a  sale of more than half of the assets
of  the Company  qualifying  him to receive the business
combination transaction  fee.   The Company intends to
vigorously  defend its  position, but at this stage of the
litigation,  exposure to the Company cannot be determined.
   Upon presentation in accordance with Company policies,
the Company   reimbursed  Mr.  Murphy  for  all  reasonable
and
necessary travel and living expenses and other disbursements incurred by Mr. Murphy on behalf of the Company in the performance of his duties under his employment agreement. These travel and living expenses included Mr. Murphy's weekly plane trips to and from his home in Atlanta, Georgia, and daily meal and living expenses in Durham, North Carolina, and other locations to which Mr. Murphy traveled on Company business.

Compensation Committee Interlocks and Insider Participation
   Mr. Berger and John P. Mahoney, M.D. were elected to
   serve
as members of the Compensation Committee on December 3,
1996. Dr.  Mahoney  resigned from the Board effective
December  31, 1997.   Mr.  Potter became a member of the
Committee  in  May 1997.  Neither Mr. Berger nor Mr. Potter
have ever served  as an  officer  or  employee  of  the
Company  or  any  of  its subsidiaries.               Dr.
Mahoney served as  President  and  Chief
Executive Officer of HealthPlan Southeast, Inc., a subsidiary of the Company, from December 1994 through December 1995. For the year ended December 31, 1997, the Company paid approximately $236,000 to Berger, Davis
& Singerman, a law firm of which Mr. Berger has been a partner since 1985. Berger, Davis & Singerman also provides legal services to Dr. Scott and business entities controlled by Dr. Scott.

  COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
General
   Historically,  the  Company's compensation  policies
were designed  to  attract  and retain key  executives  by
paying competitive                                    base
salaries,  awarding  discretionary   cash
bonuses  based  on  qualitative and quantitative
performance factors and granting incentive and nonqualified
stock options to  selected  executive officers and other
key  employees  to seek to align their interests more
closely with those of  the Company's shareholders.  For
senior executives who  were  not being compensated under
employment agreements, base salaries, discretionary bonuses
and stock option grants were  generally determined  by  the
Compensation  Committee  based  on      the
recommendations of the Chief Executive Officer and
operating subsidiary presidents.
   During 1997, two people held the office of Chief
Executive Officer.   From November 1, 1996 through February
28,  1997, Henry  J.  Murphy  was Chief Executive  Officer.
Under  Mr. Murphy,  management was focused on attempting to
restructure the  Company's  bank  credit facility and
examining  possible divestitures.
Because  of  the uncertainty  about  possible
resulting    structures   of   the   Company,
compensation
arrangements  for  executive  officers  during  this
period generally included "retention" bonuses designed to
provide an incentive  for the officer to remain employed by
the  Company through a certain date (generally September 1,
1997) in order to  maintain continuity of management
through refinancing and possible divestitures.  After Dr.
Scott succeeded Mr.  Murphy as  Chief  Executive  Officer
on March  1,  1997,  management focused  on continuing to
operate and improve the performance of the Company's core
emergency department physician staffing business  and
replacing  the bank  credit  facility  with  a receivables
financing facility.  In addition,  emphasis  was
placed  on  increasing  accountability  and  measurement
of operating  results for operating divisions and
subsidiaries. Upon  the recommendation of the Chief
Executive Officer,  the compensation  philosophy was
reoriented away  from  retention bonuses  and  toward
salary and bonus arrangements  based  on performance   of
operating   subsidiaries   or             divisions,
particularly upon improvements in cash flow from  quarter
to quarter.   This philosophy was integrated into the
provisions of  each  executive employment agreement entered
into  during 1997  and  also  is  reflected in  the
current  compensation arrangements  for
executive  officers  who   do             not   have
employment  agreements.  See "Employment  and  Certain
Other Agreements."
Chief Executive Officers' Compensation
   Henry J. Murphy served as Chief Executive Officer under
an employment  agreement dated November 1, 1996 with an
initial term  ending  on  February 28, 1997.  In  January
1997,  Mr. Murphy delivered written notice to the Company
indicating his intention  not to renew or continue his
employment  agreement upon its termination on February 28,
1997, and his employment terminated  on February 28, 1997.
Effective March  1,  1997, the  Board  approved  the
appointment of  Dr.  Scott  as  the Company's  Chief
Executive  Officer,  and  he  currently  is compensated
under  the  terms of an  April  1991  employment agreement.
No          discretionary   compensation   potentially
available  to  Dr. Scott under his employment  agreement
was awarded  by  the  Compensation Committee  during  1997.
See
"Employment and Certain Other Agreements."
                  COMPENSATION COMMITTEE
                  Mitchell W. Berger, Esq.
                      Charles E. Potter Corporate
                 Performance Graph
   The  following graph compares the yearly percentage
change in  the Company's cumulative total shareholder
return on  the Common Stock for each of the last five
fiscal years with  the cumulative total return of (i) the S
& P 500 Index and (ii) a composite        of       five
managed  care/health   care   services
companies.    This  composite  consists  of:  Phycor,
Inc.,
Medaphis Corporation, Medpartners, Inc., Oxford Health
Plans, Inc., and PCA International, Inc. The Company has selected these peer issuers based on the greater similarity of their businesses to the Company's business than those companies included in the S & P Health Care
Composite Index.

       Comparison of Five Year Cumulative Total Return
            Among Coastal Physician Group, Inc.,
S&P 500 Index and Managed Care/Health Care Services Composite

                 1992   1993    1994    1995     1996
1997
Coastal           100  140.71   96.9    47.79    12.39
2.88
Physician
Group, Inc.
Peer Group        100  153.07  218.92  414.33   465.82
209.49
Index
S&P 500 Index     100  110.08  111.54  153.45   188.69
251.64

            Assumes $100 invested on Jan. 1, 1993
                Assumes Dividend Reinvested
             Fiscal Year Ending Dec. 31, 1997


      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
   The Company engages in transactions with American Alliance Holding Company and certain of its affiliates ("Alliance"), includingCentury American Insurance
Company       ("Century
Insurance").  Amounts paid by the Company to these
entities,
net  of  amounts  received, were $4,186,000  $5,135,000,
and
$3,371,000 for the years ended December 31, 1997,  1996,
and 1995, respectively. Dr. Scott is the beneficial owner of all of the outstanding shares of Common Stock of Alliance. These transactions and relationships are described below.
   On  January  1,  1998, the Company  entered  into  a
Risk Management Agreement with Century Insurance and
Medical Group Purchasing Association ("MGPA") pursuant to which Century Insurance agrees to provide, and the
Company and MGPA  agree to
purchase,   insurance  policies  providing  professional
liability  insurance for the Company and the  physicians
and other medical and clinical providers under contract
with  the Company.  The initial term of the agreement is
four years and the
agreement thereafter automatically renews for additional
one  year  terms  unless either party gives  notice  of
non-
renewal  by  July 1 of the year preceding the  renewal
term. The                                        terms and
conditions of the coverage are the same as has
historically  been provided to the Company and  MGPA  in
the past.      The  premium  for  the  coverage  is  based
on   the
underwriting  criteria and loss experience  of  the
account. The                                     agreement
contains a profit-sharing mechanism  rewarding
the   insureds  if  the  loss  experience  does  not
exceed
expectations.  The Company and MGPA have the ability to
"opt out" of coverage under the policy in the event that a competitive policy is located at a price less than 85% of the quoted premium from Century Insurance. The policy may also be canceled by the Company and MGPA by
giving notice by July 1                          of a
policy year and paying a termination fee equal to 10 percent of the insurance premium in effect if terminated in year  two,  7.5 percent if terminated during  year  3
and 5 percent if terminated thereafter. Century Insurance was sold by Alliance to a purchaser unaffiliated with the Company in June 1998.
   The  Company  and  certain  of its  subsidiaries
sublease office  space  in  Durham,  North  Carolina,
consisting                                       of
approximately  59,000  square feet in  a  building  owned
by Alliance and leased to Century Insurance. During the years ended December 31, 1997 and 1996, the Company paid Century Insurance approximately $562,000 and $960,000, respectively, under these sublease agreements. The Company, Alliance and Century Insurance are all liable to the holder of a first mortgage on the property for the
total rentals specified  in the                       prime
lease.  However, the Company has an agreement  of
indemnity  from  Alliance with respect to the total
rentals, and                                     Alliance
has  an  agreement of indemnity  from  Century
Insurance.  The prime lease commenced in August 1988 and
has a   fifteen-year  term  requiring minimum  lease
payments  of
approximately  $788,000 per year for years one through
five, $959,000 per year for years six through ten and $1,166,000 per year for years eleven through fifteen.
    The   Company   leased  office  space  from
corporations controlled  by  Dr. Scott and paid rent to
such  corporations during  1997,  1996,  and 1995 of
$286,000,  $1,513,000,  and $517,000,  respectively.   As
discussed below, the Company entered into a termination of the remaining lease obligations for certain office space
under lease through                          2002.
   On  January 21, 1997, the Company authorized 47,500
shares of
Series   A  Convertible  Preferred  Stock        ("Series
A
Preferred")   and  32,500  shares  of  Series  B
Convertible Preferred Stock ("Series B Preferred"), and on June 3, 1997, authorized 1,200,000 shares of Series C Convertible Preferred Stock ("Series C Preferred"), each series with a par value of $0.01 per share. On February
21, 1997, the Company increased the
number of authorized shares of Series B Preferred from 32,500 to 33,000. The Company reserved 800,000 shares of Common  Stock  for issuance upon conversion of the
Series  A
Preferred  and  Series B Preferred and 12,000,000  shares
of Common  Stock  for issuance upon conversion of the
Series  C Preferred.
   In  January  1997,  pursuant to a reimbursement
agreement dated December 31, 1996 between the Company and Dr. Scott, the Company issued 226,690 shares of Common Stock and 32,739 shares of Series B Preferred to Dr. Scott
in satisfaction  of the   Company's   obligation  to
reimburse   certain   proxy solicitation expenses incurred
by Dr. Scott.
    Also  in  January 1997, the Company, Dr.  Scott  and
Dr. Walls  entered  into a dismissal agreement  with
respect to certain litigation whereby the Company, with court approval, agreed to reimburse Dr. Scott and Dr. Walls for legal fees and expenses incurred by them in the litigation by issuing shares of Series A Preferred to
Dr. Scott and Dr.  Walls  in satisfaction of the Company's
obligation.  The Company issued a                   total
of  46,033  shares of Series A Preferred  Stock  in
payment of the aggregate amount of fees and expenses incurred by Dr. Scott and Dr. Walls.
    Simultaneously   with  the  National  Century
financing
transaction, as explained in Note 7 of "Notes to Consolidated Financial Statements", Dr. Scott invested $10 million in cash in the Company and received 1,000,000
shares  of  Series  C Preferred.   The Series C Preferred,
subject to approval by the Company's shareholders, is convertible into 10,000,000 shares of Common Stock. In addition, Dr. Scott received 84,983 shares of Series C Preferred and 240,000 shares of Common Stock in satisfaction of certain rental and other obligations owed to him by the Company of approximately $1.1 million.
    Following  the Company's annual shareholders  meeting
in August   1997,   at  which  the  shareholders  approved
the
convertibility  of  the  Series A  Preferred,  the  Series
B Preferred and the Series C Preferred, all the outstanding shares of the Series A Preferred, the Series B Preferred, and the Series C Preferred were converted in October 1997 into Common Stock at a conversion rate of ten shares of Common Stock for each share of preferred stock.
   Effective  May  31, 1997, the Company sold certain
assets related to seven primary care clinics operated by
the Company (the  "May  Clinic Sale") to Scott Medical
Group LLC  ("Scott Medical").   Scott  Medical  is  a
privately  held   limited liability  company  which is
controlled by  Dr.  Scott.                          The
purchase  price  for  the assets of  the  seven  clinics
was $388,657 paid pursuant to a promissory note due May 31, 1998, with interest at 12% per annum. In addition, Scott Medical gave a promissory note in the amount of $803,088 for certain other assets, primarily accounts receivable, related to two other clinic locations previously sold to
unrelated  third parties.   This note was also due May 31,
1998 with interest at 10% per annum. (Collectively, these notes are referred to as the "May Clinic Sale Notes".)After the May 31, 1997 closing, the Company advanced certain expenses for the benefit of Scott Medical with respect to these clinics.
   On  December  31,  1997, the Company and  certain  of
its subsidiaries closed on a transaction (the "IPN Sale") pursuant to which the Company sold to Scott Medical the following assets: (i) all of the issued and outstanding stock of Integrated Provider Networks, Inc., a North Carolina corporation ("IPN") which provides practice and physician management services to professional corporations; (ii) all of the issued and
outstanding stock of Practice Solutions, Inc., a    North
Carolina corporation ("PSI") which provides billing
services  to  freestanding physician practices  and
clinics, including  those under management by IPN; (iii)
all  of  the issued  and  outstanding stock of Sunlife OB-
GYN Services  of
Broward County, Inc., a Florida corporation ("Sunlife");
(iv) substantially all of the assets of Ft. Lauderdale Perinatal Associates, which operates two physician clinics
located   in
Plantation,   Florida  and  Fort  Lauderdale,  Florida,
and
Physician  Access  Center, which operates  a  clinic  in
San Francisco, California (collectively the "Clinics");
and  (v) certain
accounts  receivable  of  Sunlife   (the         "Sunlife
Receivables") which had previously been sold to NPF-XI,
Inc. pursuant to a series of receivables securitizations
and other financing arrangements between the Company and subsidiaries of National Century Financial Enterprises,
Inc.
   The  IPN  Sale  transaction  was  negotiated  between
the parties to be effective as of November 1, 1997. The purchase price was $10,100,000, paid $5,000,000 in cash at the closing with the balance paid with a short term
promissory  note                                     in
the principal amount of $5,000,000 and a receivable from the purchaser in the amount of $100,000, both of which were paid in full in January 1998. Pursuant to the terms of the Agreement, the purchase price was reduced by approximately $192,000 due to an increase in the liabilities of IPN (including Prim Med, Inc., its wholly owned subsidiary) and PSI from the liabilities as shown on their September 30, 1997 balance sheets. The purchase
price may be further  adjusted if   the  actual
collections of the outstanding accounts receivable of IPN, Prim Med, Inc. and the professional corporations under management by IPN varies five percent from the value of such receivables as agreed upon by the parties. During the period from November 1, 1997 to December 31, 1997, the Company operated the subsidiaries and advanced expenses for  such operations.  The advances totaled $1,302,016,
with $150,000 to be paid in cash and the balance paid
pursuant  to
a  note  (the "IPN Note") due December 31, 1998 with
interest
at 10.94%.
   In  addition,  Scott Medical gave a promissory  note
(the "Receivables Purchase Note") as the consideration for Scott Medical's purchase of the Sunlife Receivables. The principal amount of the Receivables Purchase Note is $1,000,727, the book value of the Sunlife Receivables. The Receivables Purchase Note is subject to
adjustment  if  the   actual collections  with  respect to
the Sunlife Receivables varies five percent from the principal amount of the Receivables Purchase Note. The Receivables Purchase Note bears interest at the applicable federal rate, payable quarterly, with all principal and
accrued but unpaid interest payable in full          on
October 31, 1998.
   As part of the IPN Sale, Scott Medical assumed all of the lease obligations of a subsidiary of the Company to Chateau Limited Liability Company ("Chateau"), a privately held limited liability company which is controlled by Dr. Scott. The estimated balance of the gross lease payments that were due under the Chateau
lease after  October  31,  1997                      is
$2,778,056.   The parties negotiated a release  fee  for
the Chateau  lease  of  $750,000 which was credited
against the amount Scott Medical owes the Company. On June 3, 1998, Scott Medical paid $837,887 pursuant to the above-described promissory notes, accrued interest and the advances such that the net amount owed to the
Company by  Scott  Medical                           is
$3,993,930  as of June 30, 1998.  Scott Medical has
disputed certain  of  the  amounts owed as a result  of
the  rate                                        of
collections of accounts receivable previously sold.
   For  a  period  of  12 months from the December  31,
1997 closing  of the IPN Sale, the Company has a call
option  (the "Call  Option")  on the assets sold whereby
the  Company  may repurchase from Scott Medical the
entirety (but not less than the entirety) of the assets purchased on December 31, 1997 by Scott Medical. If the Company exercises the Call Option, the
Company  will  pay Scott Medical a purchase  price  equal
to Scott   Medical's  investment  in  the  assets  with  a
12%
annualized return.  If, during the 12-month period  the
Call Option is in effect, Scott Medical receives a bona
fide offer to purchase the assets from a third party purchaser other than the Company, Scott Medical is required to notify the Company of such offer and the Company has 30 days from such notification in which to
determine whether to  exercise  its Call  Option.   If the
third party offer is for a purchase price less than the purchase price computed pursuant to the Call Option or upon more favorable terms than the Call Option, the Company shall have the right to exercise its Call Option, but only upon the more favorable terms and conditions of the third party offer. During the 12-month Call Option period, the Company has the right to market the
assets subject                                      to  the
Call  Option  to  potential  third   party
purchasers.
   The  Company  had received prior expressions  of
interest from                                       third
parties  regarding  the  purchase  of  IPN,   a
substantial portion of the assets sold in the IPN Sale.
The
sale   of  IPN  to  Scott  Medical  was  on  financial
terms
comparable to these third party offers. The Company was able to sell IPN to Scott Medical without the possibility of disruption of the clinics managed by IPN, which was a concern in any possible sale to other parties. The Company received a fairness opinion relating to the financial aspects of  the
IPN sale.
   As part of the May Clinic Sale the Company agreed that
it would not provide Comprehensive Services (as defined below) to physicians and clinic practices, whether
primary  or specialty   care  practices  and  whether  free-
standing      or
hospital-based, in the locations and during the time
periods set                                         forth
in  the  Restricted Periods (as  defined  below).
However,  nothing in this non-compete covenant  would
impair the
Company's right or ability (i) to exercise the Call Option or (ii) to continue to provide Comprehensive Services to any medical practice which is currently receiving services from
the   Company.   For  purposes  of  the   non-compete,
"Comprehensive   Services"  shall  mean   owning,
managing,
operating   or   otherwise  providing  physician
management services (i) which involve as a principal component the provision of site-based medical support
personnel, site-based administrative   support  personnel,
medical   and   office supplies, inventory and facilities,
or (ii) pursuant to which the
Company or its undertakes substantial responsibility for
the  overall  operation  of the medical  practice.   For
the
purposes of the non-compete covenant, the "Restricted Period" means (i) with respect to the counties of Wake, Durham and Orange, North Carolina and with respect to any area within a 50 mile radius of any Clinic or within a
50 mile radius  of any
medical practice owned by IPN or Sunlife on the closing date, a period of two years from the closing date and thereafter until the Company terminates the Restricted Period at any time following the second anniversary of the closing date by giving 90 days prior written notice to
Scott Medical; and
(ii) with respect to the rest of the United States, a period of one year from the closing date, provided that the Company may, with 80 days prior written notice, terminate the Restricted Period with respect to the rest of the United States prior to the first anniversary of the closing date.
   In  order  to  facilitate the May  Clinic  Sale  to
   Scott
Medical,  the Company also entered into a partial release
of the    non-compete  agreements under the  Employment
Agreement
between Dr. Scott and the Company.  The release allows
Scott Medical and any other Scott entity to own, manage, operate or otherwise provide physician practice and management services to physician and clinic practices.
   On  March  18,  1998, Coastal Physician Group,  Inc.
(the "Company")  completed the sale of Doctors Health
Plan,  Inc. ("Doctors                             Health
Plan")  to  DHP   Holdings,                        LLC
(the
"Purchaser") for a price of $5,993,532.  The Purchaser  is
a privately  held limited liability company controlled  by
Dr.
Scott.   The Purchaser acquired all of the outstanding
stock
of Doctors Health Plan in the transaction,
   Doctors  Health  Plan is a commercial  Health
Maintenance Organization  licensed  to operate  in  the
State  of  North Carolina   and  certain  counties  in
South  Carolina                                    with
approximately   41,000   members.    Doctors   Health
Plan
experienced  substantial growth in  membership  in  1997
and
reported  revenues of $32,734,000 in 1997, but also
reported losses  of  $15,702,000 for the 1997  calendar
year  in    its
annual statement filed with the North Carolina Department
of
Insurance.   In  addition, Doctors  Health  Plan  reported
a
preliminary  loss of $993,532 on revenues of  $5,045,000
for
January  1998 in its monthly statement filed with  the
North Carolina  Department  of Insurance.  As  a  result
of these losses, the Company was required to make significant capital contributions to Doctors Health Plan
in 1997  and  in  1998 prior   to  its  sale,  and  the
Company  anticipated                               that
substantial   additional  capital  contributions   would
be
required during the balance of 1998.
   Doctors  Health Plan was the subject of a Market
Practices Examination   as   of   October   22,   1997
conducted                                         by
representatives of the North Carolina Department of
Insurance that   was  finalized  in  February  1998.   The
examination disclosed 51 regulatory violations and resulted
in a fine    of
$500,000 and the requirement that Doctors Health Plan make an additional capital deposit of $1,000,000 with the North Carolina Commissioner of Insurance. The obligation
to       pay
the fine has been deferred by the North Carolina Commissioner of Insurance and will be the responsibility of Doctors Health Plan and the Purchaser after closing.
   After  a  thorough  review of the  operations  of
Doctors Health Plan and the anticipated funding that would
likely      be
required in the balance of 1998, the Company determined
that the  best  course  of action was to divest  the
asset.       The
Company retained the investment banking firm of Advest,
Inc. to  advise the Company, to assist in completing the
sale        and
to render a fairness opinion regarding the financial aspects of the transaction. The purchase price was
determined   by
negotiation  between the Company and Purchaser,  and
Advest, Inc. advised the Company on the fairness of financial aspects of the transaction.
   The  North  Carolina Commissioner of Insurance  issued
an
order  dated March 11, 1998 exempting the transfer  from
the
provisions of North Carolina law that pertain to acquisition of control of a domestic insurer. This order
required    the
Company to complete the transaction within thirty days and to convert to equity a $1,100,000 loan made by the
Company     to
Doctors Health Plan on March 2, 1998.
   Immediately  prior to the closing of the sale  of
Doctors Health                                    Plan,
the   Company  made  an  additional   equity
contribution required by regulatory authorities in the amount of $993,532 to Doctors Health Plan. As a result the purchase price of $5,000,000 was increased to $5,993,532 to take into account this equity contribution. The
purchase  price                                    was
paid  $993,532 in cash, with the balance paid pursuant  to
a $5,000,000 promissory note (the "DHP Note") due and payable by March 28, 1998. The DHP Note bears interest after March 28, 1998 at the rate of 12% per annum
until  paid.                                       The
original  DHP Note provided that if it was not paid  in
full within the earlier of (i) 90 days from March 18, 1998
or (ii)
45  days  after  the Company gave Purchaser  notice  that
it intended to accept a Strike Price (as defined below), the Purchaser agreed to provide collateral to secure the  DHP Note.
On  June 7, 1998, the Board approved an amendment  to
the DHP Note providing for an extension of the due date until June 8, 2001, quarterly interest payments and principal payments of $1,000,000 on June 8, 1999,
$1,000,000 on June 8, 2000, and the balance on June 8,
2001. The Purchaser entered into a Pledge Agreement with the Company dated June 8, 1998, pledging all of the issued and outstanding stock of Alliance as security for the repayment of the amended DHP Note.
The
adequacy of the collateral is subject to review by the
Board within 90 days. If the Board determines that the collateral is insufficient, the Purchaser has 30 days
to  provide additional  collateral.   If the Board
determines  that  the additional collateral is
insufficient, the amended  DHP  Note shall become due and
payable on demand.
   For  a  period of 12 months from the closing, the
Company has the right to market and sell Doctors Health Plan to potential third party purchasers. If the Company locates a third party purchaser during the 12-month period who is willing to purchase Doctors Health Plan at a price that exceeds the Strike Price, then Coastal may elect to have the sale take place. If the Company elects to sell to the third party, the Purchaser has the right to either (i) pay to the Company an amount equal to the amount that would have been received by the Company as a result of the sale to the third party or (ii) agree to consummate a closing and sale to the third party purchaser. The Strike Price is a price that will yield net proceeds of the sale (after payment of the costs to market and sell to a third party) in an amount equal to the Purchaser's net investment in Doctors Health Plan plus a
12% annualized  return  on the net investment.
Purchaser's net investment is equal to the Purchaser's purchase price plus the Purchaser's contributions to Doctors Health Plan plus Purchaser's out-of-pocket costs to acquire, finance and operate Doctors Health Plan minus any distributions or dividends Purchaser receives from Doctors Health Plan.
   If the Company enters into a definitive agreement to sell Doctors Heath Plan at a price greater than the Strike Price before the earlier of (i) April 17, 1998 or (ii) the date the Purchaser has contributed $2,000,000 to Doctors Health Plan, the net proceeds (after payment of marketing expenses of the sale to the third party) of the sale will be divided between the Purchaser and the Company. In such event, Purchaser will receive an amount equal to the Purchaser's net investment plus a 12% annualized return on the net investment, and the Company will receive the balance of the net proceeds. If the sale is subsequent to the earlier of the above events,  the Purchaser  will
be entitled to receive from net proceeds (after payment of marketing expenses of the sale to the third party) the greater of (i) the Purchaser's net investment plus a
12% annualized return on such amounts or (ii) an amount equal to the Purchaser's net investment plus 50% of the difference between (x) the amount of the net proceeds less the Company's investment banker fees and expenses in
selling Doctors   Health  Plan  to  the  Purchaser  minus
(y)     the
Purchaser's net investment.  In all potential sales to
third party purchasers, the Purchaser has the right to retain ownership of Doctors Health Plan and pay the Company an amount equal to the amount the Company would have received as a result of the sale to the third party.
   As part of the transaction, the Company agreed to continue to offer the employees of the Company and its affiliates the option to use Doctors Health Plan under the Company's health benefits program for one year following the closing and to not  offer  employees  an  option to  use  any  other
health maintenance organization, preferred provider organization or similar health plan during that one year
period in the            State
of  North  Carolina  or in any area of South  Carolina
where
Doctors Health Plan is licensed.
   As  part  of  the  transaction, the Company  agreed  to
a
partial release of its non-compete agreement with Dr. Scott
 . This partial release allows Dr. Scott to operate health maintenance organizations and similar organizations in all areas, other than those areas in Florida and
Georgia   where
the Company and/or its affiliates operate health maintenance organizations. In addition, the Company agreed that for a one year period following the closing date, the Company will not engage in the business of providing health maintenance organization or similar services in
the  State  of           North
Carolina  and  those  service areas in  the  State  of
South
Carolina served by Doctors Health Plan.
   On  March  3, 1998, Dr. Walls made an investment  of
$2.0 million in the Company in exchange for a $2.0 million convertible debenture due July 1, 1998 bearing interest at 10% per annum. The debenture, including accrued interest, was convertible, at the holder's option, into the  Company's Common  Stock  and  a  new
series of  Preferred  Stock.                    The
conversion price for the Common Stock was equal to the
lower
of: (i) the average closing price of the Common Stock on the New York Stock Exchange for the 10 trading days ending on March 3, 1998, the date of the issuance of the debenture, or (ii) the average closing price for the 10 trading days ending on June 30, 1998. The conversion price for the Preferred Stock was ten times the conversion price for the Common Stock. On May 1, 1998,
Dr. Scott acquired the debenture from Dr.  Walls.   On June
29, 1998, the debenture was amended to provide for conversion solely into Series D Convertible Preferred
Stock ("Series D Preferred").  On June  30,     1998,
Dr.  Scott  elected  to  convert the debenture  into
444,974 shares of Series D Preferred. The Series D Preferred is convertible into 10 shares of Common Stock for each share of Preferred Stock only upon approval by the holders of the Common Stock.
   For  the  year ended December 31, 1997, the  Company
paid approximately  $236,000 to Berger, Davis & Singerman,
a  law firm  of  which  Mr.  Berger has been a partner
since     1985.
Berger, Davis & Singerman also provides legal services to Dr. Scott and business entities controlled by Dr. Scott.
   Prior to his employment by the Company as Chief Financial Officer, Mr. Kuoni served as a consultant to the Company. Consulting fees and expenses paid to Mr. Kuoni during the year ended December 31, 1997
amounted  to  approximately $228,000.   The Company also
paid temporary housing expenses incurred by Mr. Kuoni on behalf of the Company in the performance of his duties under his consulting agreement.

                        PROPOSAL 1
                   ELECTION OF DIRECTORS
Nominees
  The  Company's  Certificate  of  Incorporation  and
Bylaws provide for nine directors of whom one-third are elected each year to serve for three-year terms. Each director elected at the Annual Meeting will serve for a term expiring at the 2001 Annual Meeting of Shareholders, expected to be held in May 2001, or until his/her successor has been duly elected and qualified. The nominees for election to terms ending in 2001 are Steven
M. Scott, M.D., Sherman M. Podolsky,  M.D.,  and Bertram E.
Walls, M.D.
  Each of the nominees is a current member of the Board. See "Executive Officers and Directors." The Board has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee is unable to accept election or if any unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board, unless it is directed by a proxy to do otherwise.
 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
             NOMINEES FOR ELECTION AS DIRECTORS.
                        PROPOSAL 2
    PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED
                CERTIFICATE OF INCORPORATION

Summary
   Proposal  2  is a proposal to amend the Company's
Amended and  Restated Certificate of Incorporation to
include  a  new paragraph 12 (the "Proposed Amendment")
which is designed  to restrict issuances and transfers of
the Company's stock  that could result in limitations on
the use by the Company of  its net  operating  loss
carryforwards, capital loss  carryovers, excess  foreign
taxes  carryovers, general  business  credit carryovers,
minimum tax credit carryovers or net  unrealized built-in
loss ("Section 382 Attributes") under Section 382 of the
Internal  Revenue  Code of 1986,  as  amended  ("Section
382").
Background and Reason for the Proposed Amendment
   The Company has incurred significant operating losses
over the  past three years.  As of December 31, 1997, the
Company estimates  that  it  had  net  operating  loss
carryforwards ("NOLs")  available under Section 382 to
offset approximately $170  million of taxable income that
the Company may generate in  the  future, of which
approximately $156 million was  not subject  to  any annual
limitations under Section  382.
The
Board believes that the Company's NOLs and other Section
382 Attributes  represent  an  economic   asset   of
potential
significant value to the Company and its shareholders.
   Under  Section 382, a corporation that has experienced
   an
"Ownership Change" is subject to an annual limitation on
the amount  of taxable income that can be offset by net
operating loss  and other carryovers.  For purposes of
Section 382,  an Ownership   Change  occurs  when  the
aggregate   percentage interests  of  all  5%  shareholders
of  a  corporation  has increased by at least 50 percentage
points over the aggregate lowest percentage interests owned
by such 5% shareholders  at any  time during a "testing
period" (generally, the preceding three  years or the
period of time since a previous ownership change,  if  less
than three years).  For this  purpose,  all holders  who
each own less than 5% of a corporation's capital stock  are
generally treated together as one 5% shareholder. In
addition,  certain  attribution  rules,  which  generally
attribute ownership of stock to the ultimate beneficial
owner thereof  without  regard to ownership  by  nominees,
trusts, corporations, partnerships or other entities, are
applied  in determining  the  level of stock ownership  of
a  particular shareholder.
Certain    options   (including    warrants,
convertible  debt and other rights) to acquire capital
stock are  treated as if they had been exercised, on an
option-byoption  basis, if such treatment would result in
an ownership change.  All percentage determinations are
based on the  fair market value of a corporation's capital
stock, including  any preferred  stock which is voting or
convertible (or otherwise participates in corporate
growth).
    Management  believes  that  the  Company  experienced
an
Ownership  Change on July 10, 1996 which had  the  effect
of limiting  the use of its Section 382 Attributes
incurred  or allocated  to  periods prior to that date.
Since  July  10, 1996,   the   percentage  interests  of
the   Company's                                     5%
shareholders  have  changed such that the  Company
estimates that  the cumulative owner shift for purposes of
Section  382 was  approximately 32 percentage points as of
June 30,  1998. If  a second Ownership Change were to occur
in respect of the Company, the amount of taxable income in
any year (or portion of  a  year) subsequent to July 10,
1996 that could be offset by  its  NOLs or other Section
382 Attributes prior  to  such Ownership  Change  could not
exceed an amount  equal  to  the product  obtained by
multiplying (i) the aggregate  value  of the Company's
outstanding stock (with certain adjustments) by (ii)  the
federal  long-term tax exempt rate.   Because  the
aggregate  value  of  the Company's stock,  as  well  as
the federal                                    long-term
tax-exempt  rate,   fluctuate,   it                 is
impossible to predict with any accuracy the annual
limitation upon  the amount of taxable income of the
Company that  could be  offset by its NOLs and other
Section 382 Attributes  were another  Ownership  Change  to
occur.   However,  the  Board believes  that if another
Ownership Change should occur, it would have a significant adverse effect on the Company's ability to use its Section 382 Attributes. The reason for the Proposed Amendment is to facilitate the Company's ability to preserve and use its NOLs and other Section 382
Attributes by preventing a second ownership change subsequent to July 10, 1996.

Description and Effect of Proposed Amendment
   A copy of the Proposed Amendment is attached as Annex A
to this  Proxy  Statement.  Shareholders are urged to  read
the Proposed Amendment carefully.  The description and
effect  of certain provisions of the Proposed Amendment is
qualified  in its  entirety  by  reference to  the  text
of  the  Proposed Amendment.
   Certain Technical Terms. Under the Proposed Amendment,
an "Acquiring  Person"  is defined as any  person  who
acquires Company stock (subject to certain exceptions for
acquisitions by  reason of death, gifts, divorce or
separation)  if:   (a) such  person  was  a 5% shareholder
at any  time  during  the Testing  Period  (as  defined),
such  person  becomes  a  5% shareholder  as a result of an
acquisition of  Company  stock during  the  Testing Period
or such person  acquires  Company stock  from  a person who
was a 5% shareholder  at  any  time during the Testing
Period and (b) immediately after the  date of any such
acquisition, the aggregate percentage interest of all  5%
shareholders has increased by at least 45 percentage points
over the aggregate lowest percentage interest owned by such
5%  shareholders (determined in accordance with Section
382)  at  any  time  during the Testing  Period.
Management believes  that  the  45 percentage point "safe-
harbor"  limit included  in  the  definition  of  an
Acquiring  Person                                   is
appropriate  to  ensure protection against exceeding  the
50 percentage  point threshold established by  Section  382
and will facilitate the Company's ability to preserve its
Section 382 Attributes.  An Acquiring Person also includes
any person who  acquires  Company stock in circumstances
in  which  the Company  reasonably  determines that such
acquisition  could limit  or  adversely affect the
Company's  past,  present  or future  ability  to  use  or
benefit  from  its  Section  382 Attributes.
   For  purposes  of  the Proposed Amendment,  Company
stock includes any interest in the Company that would be
treated as stock  for  purposes  of Section 382 and would
include,  for example, the Company's Common Stock and, in
certain cases  as
described earlier, any options, warrants, convertible debt
or other  securities or rights (whether or not  subject  to
any contingencies  or  limitations) to acquire shares  of
Common Stock.   The term "Testing Period" in the Proposed
Amendment means, with respect to any acquisition of Company
stock,  the period  beginning on July 11, 1996 (or on the
day  following any  subsequent  ownership  change  under
Section  382)  and concluding  on  the  date  of  such
acquisition.       If   this
definition  would  result in a Testing Period  in  excess
of three years, then the Testing Period is the three-year
period ending on the date of such acquisition.
   Prohibited  Transfers.  Upon approval and  filing  of
the Proposed  Amendment,  for so long  as  the  Company
has  any Section   382   Attributes,  any  acquisition  or
attempted
acquisition of Company stock by a person who, as a result
of such  acquisition or attempted acquisition, becomes or
would become  an Acquiring Person, is prohibited and deemed
to  be void  ab  initio  with  respect to the number  of
shares  of Company stock (the "Excess Shares") that cause
or would cause such person to become an Acquiring Person.
This restriction, defined in the Proposed Amendment as a
"Prohibited Transfer," provides  that  the Company will not
permit any  employee  or agent  of the Company (including
the transfer agent  for  the Company's  Common  Stock) to
record any transfer  of  Company stock  that  would
constitute  a  Prohibited  Transfer.                In
addition, the purported transferee of Excess Shares will
not be  entitled to any rights as a shareholder with
respect  to such  shares, including the right to vote the
Excess  Shares, or  to  receive dividends or distributions
in liquidation  in respect  thereof, if any.  Under the
Proposed Amendment,  the Company,  if  necessary,  is
authorized  to  institute  legal proceedings  to enjoin or
rescind the purported  transfer  of Excess Shares to the
purported transferee.
   If  the  Board  determines that a  purported  transfer
of Company  stock constitutes a Prohibited Transfer, the
Company will require the purported transferee to surrender
the Excess Shares  and  any  dividends  such  purported
transferee  has received  on them to an agent to be
designated by  the  Board (the  "Agent").   The Agent will
proceed to sell  the  Excess Shares in one or more arm's-
length transactions (executed  on the  New  York  Stock
Exchange, if possible) to  a  buyer  or buyers, which may
include the Company.  However, the Agent is not  required
to sell the Excess Shares within any  specific time  frame
if, in the Agent's discretion, such  sale  would disrupt
the market for the Company's Common Stock  or  other
securities  or  have an adverse effect on the  value  of
the Common  Stock  or  such other securities.  If  the
purported transferee has resold the Excess Shares before
receiving  the Company's  demand  to  surrender  such
Excess  Shares,    the
purported  transferee generally will be required to
transfer to the Agent the proceeds of the resale and any
distributions such  purported transferee has received on
the Excess Shares. After repaying its own expenses and
reimbursing the purported transferee  for  the  price paid
for the Excess  Shares,  the Agent will pay any remaining
amounts to one or more charities to be selected by the
Board.
   Reliance by the Company on Certain Information.
Pursuant to  Section  382,  absent actual knowledge,  the
Company  is entitled to rely on filings of Schedules 13D
and 13G (or  any similar schedules) under the Securities
Exchange Act of 1934, as  amended (the "Act"), in order to
determine who  is  a  5% shareholder.
    Duration  of  Prohibited  Transfer  Provisions.   If
the Proposed  Amendment  is  approved,  the  Prohibited
Transfer provisions will generally remain in effect for so
long as the Company has any Section 382 Attributes or until
the Company's
Amended  and Restated Certificate of Incorporation is
further amended  in accordance with Delaware law to remove
paragraph 12.
   Certain  Tax  Risks.   While  the  Proposed  Amendment
is designed   to  reduce  the  risk of  the  application
of  the
limitations  of Section 382 to the Company's NOLs  and
other Section  382  Attributes,  certain changes  in
relationships among  shareholders  or other events may
cause  an  ownership change  to  occur  under Section 382
even  if  the  Proposed Amendment is approved.  For
example, if a Prohibited Transfer occurs  that  is  deemed
void ab initio  under  the  Proposed Amendment, the
Internal Revenue Service may assert that  such attempted
transfer has federal income tax  significance  for purposes
of Section 382 notwithstanding the treatment of  the
attempted    transfer    under   the   Proposed
Amendment.
Accordingly, the Proposed Amendment reduces, but does not necessarily eliminate, the risk that Section 382 will result in limitations on the use by the Company of its
Section  382 Attributes.

Exceptions to the Prohibited Transfer Provisions
   The  Proposed Amendment does not prohibit acquisitions
of the  Company's stock pursuant to any transaction
approved  in advance  by  a  majority of the Company's
Board,  such  as  a merger  or consolidation, in which
holders of all outstanding shares                   of
Company  stock  receive,  or  are  offered      the
opportunity to receive, cash or other consideration  for
all such  shares  and,  upon completion of the
transaction,  the acquirer                          owns at
least a majority of the outstanding shares of the Company stock. In addition, the Board may determine, in its discretion, that, as a result of any particular acquisition of Company stock, the person acquiring such stock will not be an "Acquiring Person."
The Board may also make a discretionary determination that it is not in the best interests of the Company and its shareholders to enforce the Prohibited Transfer provisions of the Proposed Amendment to protect the Company's ability to use or benefit from its Section 382
Attributes. Such a circumstance could arise, for example, if the Board decided that the issuance of a substantial amount of Company stock to raise capital was more likely to protect and enhance potential shareholder value than preserving the use of the Company's
Section 382
Attributes.

Effect of Proposed Amendment on Marketability of Common
   Stock If  the  Proposed Amendment is approved,  it  may
   have  a
negative  effect on the marketability of the Common Stock
by
discouraging  potential investors from  acquiring  shares
of Common  Stock,  thereby  reducing  the  number  of
potential purchasers  from  existing shareholders who
desire  to  sell their shares.  Management believes that
the persons who  will be  most
adversely  affected by the Proposed  Amendment  are
existing  shareholders who hold large blocks of Common
Stock
and potential investors who desire to acquire large blocks
of shares.                                      The
Proposed  Amendment may  have  the  effect  of
discouraging a current shareholder from selling a large
block of   shares  to  another  current  shareholder  or
potential investor because such an acquisition may cause
the purchasing shareholder  to  become an Acquiring Person.
Similarly,  the Proposed
Amendment may discourage a potential investor  from
accumulating  a  large  block  of  shares  and  becoming
an
Acquiring Person.
   The  Company  does not expect that the  operation  of
the Proposed                                    Amendment
will  have any  adverse  impact  on  the
customary   securities  trading  activities   or
securities
transfer  mechanisms  of brokers, dealers,  clearing
houses,
custodians,   depositories   or   similar   entities
which
customarily deal with shares of the Common Stock.
Legend on Stock Certificates
   Legend.   Assuming  approval and filing  of  the
Proposed
Amendment, it would provide for all certificates
representing Company stock to bear a conspicuous legend as
follows:
          "THE  TRANSFER  OF THE SECURITIES  REPRESENTED
          HEREBY IS SUBJECT TO RESTRICTIONS PURSUANT  TO
          PARAGRAPH  12  OF  THE  AMENDED  AND  RESTATED
          CERTIFICATE   OF  INCORPORATION   OF   COASTAL
          PHYSICIAN   GROUP,  INC.  REPRINTED   IN   ITS
          ENTIRETY ON THE BACK OF THIS CERTIFICATE.
Certain   Risks  to  Shareholders.   To       implement
the
provisions of the Proposed Amendment, the Company intends
to request all holders of Company stock to surrender their
share certificates  to the transfer agent so that new
certificates bearing the foregoing legend may be issued to
them.  Absent a court  determination,  there can be  no
assurance  that  the provisions  of  the  Proposed
Amendment will  be  enforceable against the Company's
shareholders and such provisions may be subject  to
challenge on equitable grounds.  It is  possible that  the
provisions of the Proposed Amendment  may  not  be
enforceable  against  the  Company's  shareholders  who
vote against  or  abstain  from voting on the Proposed
Amendment. However, management believes that each
shareholder who  votes in                            favor
of  the Proposed Amendment or who  surrenders  his
share  certificate in exchange for a new certificate
bearing the  foregoing  legend will in effect have
consented  to  the Proposed  Amendment  and, therefore,
will  be  bound  by  the Proposed  Amendment.   The
Company  intends  vigorously   to enforce the provisions of
the Proposed Amendment against  all current and future
holders of Company stock regardless of how they   vote  on
the  Proposed  Amendment,  or  whether  they surrender
their    share   certificates.
Consequently,
shareholders  should carefully consider this  in
determining whether to vote in favor of the Proposed
Amendment as well as whether to surrender share
certificates.
   Upon  the  issuance  of any new certificates  for
Company stock,  whether in connection with a transfer  or
otherwise, the  Company  intends to place the foregoing
legend  thereon. The  Company also intends to issue
instructions  to  or  make arrangements  with  the
transfer  agent  to  implement                the
provisions of the Proposed Amendment.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                         OF PROPOSAL 2.

                        PROPOSAL 3
 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC
  ACCOUNTANTS The  firm  of KPMG Peat Marwick LLP,
  independent  certified
public accountants, has been the Company's auditor since
1987 and  has advised the Company that it does not have any
direct financial  interest  or indirect financial  interest
in  the Company.   The  Board of Directors, on the
recommendation  of the  Audit Committee, has selected KPMG
Peat Marwick  LLP  as the  Company's  independent certified
public accountants  for the   year            ending
December  31,  1998,  subject                 to     the
ratification of shareholders.  One or more representatives
of KPMG  Peat Marwick LLP will be present at the Annual
Meeting, will  have the opportunity to make a statement if
they desire to                                do  so  and
are expected to be available to respond to appropriate questions from shareholders.

       THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 3.

OTHER BUSINESS
  The  Board knows of no other business to be brought
before the  Annual Meeting.  If, however, any other
business  should properly come before the Annual Meeting,
the persons named in the   accompanying  proxy  will  vote
proxies  as  in  their discretion  they  may  deem
appropriate,  unless  they   are
directed by a proxy to do otherwise.

   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
  Section  16(a) of the Securities Exchange Act of  1934,
  as
amended  (the  "Act")  requires the  Company's  officers
and directors, and persons who own more than ten percent
of  the Common  Stock,  to  file  initial reports  of
ownership  and reports of changes in ownership of the
Common Stock with  the Commission.  Officers, directors and
greater than ten percent shareholders  are  required  by
Commission  regulations   to furnish  the  Company with
copies of all Section 16(a)  forms they file.
  To the Company's knowledge, based solely on its review of the copies of such reports received by the Company and written representations from certain reporting persons that no other reports were required for those persons, during fiscal 1997, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareholders were complied with.

        INFORMATION CONCERNING SHAREHOLDER PROPOSALS
  Pursuant to Rule 14a-8 promulgated under the Act, any
shareholder proposal intended for inclusion in the Company's proxy statement and form of proxy relating to the Company's 1999 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company by January 5, 1999. Pursuant to the Company's bylaws, notice of any business to be brought by a shareholder before a meeting of shareholders must be received by the Secretary of the Company not less than 45 days nor more than 60 days prior to the date of the meeting; provided, however, that in the event that less than 45 days' notice or prior public disclosure of the date of the meeting is given, such notice must be received not later than the close of business on the tenth day following the day notice of the meeting is mailed or public disclosure is made and provided further that such notice must be received not later than the close of business on the seventh day preceding the day on which the meeting is to be held.

                                By Order of the Board
of Directors,


                                Steven M. Scott, M.D.
                                Chairman, President
and
                                Chief Executive
Officer

Durham, North Carolina
July 13, 1998
Annex A

                  CERTIFICATE OF AMENDMENT
                             OF
                    AMENDED AND RESTATED
                CERTIFICATE OF
                INCORPORATION
                             OF
                COASTAL PHYSICIAN GROUP,
INC.

 The undersigned Corporation hereby executes and certifies this Certificate of Amendment for purposes of amending its Amended and Restated Certificate of Incorporation under the General Corporation Law of the State of Delaware:
 1.The name of the Corporation is Coastal Physician Group,
Inc.

  2.The Amended and Restated Certificate of Incorporation is hereby amended by adding a new paragraph 12 which shall read in its entirety as follows:

       12(a) Certain Definitions.  As used in this
     Paragraph 12, the following terms shall have the
     following respective meanings:
            (1)  "Acquiring Person" means
                  (A)  any Person who Acquires Stock
               of  the  Corporation (other  than
               by reason   of  death,  gift,
               divorce, separation   or  other
               circumstance described in section
               382(1)(3)(B)  of the Code) if:

                         (I) (i) such Person (or
                    any Person   having  a
                    direct       or
                    indirect  ownership interest
                    in such    Person)   was    a
                    5%
                    Stockholder  at any time
                    during the  applicable Testing
                    Period, (ii)  such Person (or
                    any Person having   a  direct
                    or  indirect ownership
                    interest   in   such Person)
                    becomes a 5% Stockholder as a
                    result of such Acquisition,
                    (iii) any new "public group"
                    (as such term is defined in
                    Treasury regulation
                    1.382-2T(f)(l   3))
                    is  created under section 382
                    of the   Code
                    and  the   Treasury
                    regulations  thereunder   as
                    a result  of such Acquisition,
                    or (iv)  the  Person from whom
                    the Stock   was  Acquired  in
                    such Acquisition   (or   any
                    Person having   a  direct  or
                    indirect ownership   interest
                    in   such Person) was a 5%
                    Stockholder  at any  time
                    during the applicable Testing
                    Period; and

                         (II) immediately after
                    the date  of  such
                    Acquisition,  the aggregate
                    Percentage Interest of all
                    5%   Stockholders    has
                    increased   by   at   least
45
                    percentage   points   over
the
                    aggregate    lowest
Percentage
                    Interest   owned  by   such
5%
                    Stockholders at any time
                    during the  applicable Testing
                    Period; or

                  (B)  any Person who Acquires
               Stock of  the  Corporation in
               circumstances in  which  the
               Corporation reasonably
     determines   that  such   Acquisition
     could  limit or adversely affect  the
     Corporation's past, present or future
     ability  to use or benefit  from  any
     Section 382 Attributes.

   (2) "Acquisition" means any transaction
or  event  which, for purposes of  section
382   of   the   Code  and  the   Treasury
regulations  thereunder,  results  in   an
increase in the Percentage Interest of any
Person. "Acquirer" means the Person  whose
Percentage   Interest  is  so   increased.
"Acquire,"   "Acquires,"  "Acquired"   and
"Acquiring" shall have similar meanings.

  (3) "Act" means the Securities Exchange
Act of 1934, as amended.

   (4)  "Affiliate" and "Associate"  shall
have  the meaning ascribed to them in  the
Rule  12b-2  of  the  General  Rules   and
Regulations under the Act.

     (5) "Code" means the Internal Revenue
Code of 1986, as amended.

     (6)  "5% Stockholder" shall have  the
meaning  ascribed to the  term  "5-percent
shareholder" in section 382  of  the  Code
and  the  Treasury regulations  thereunder
and  shall include, for example:  (i)  any
individual  whose Percentage  Interest  in
the  Corporation  at any time  during  the
applicable   Testing  Period   equals   or
exceeds 5 percent; (ii) any "public group"
(including any "segregated" public  group)
of  the Corporation; and (iii) any "public
group"  (including any "segregated" public
group)  of  any  "first  tier  entity"  or
"higher   tier  entity"  whose  Percentage
Interest  in the Corporation at  any  time
during   the  applicable  Testing   Period
equals or exceeds 5 percent. (For purposes of the preceding sentence, the terms in quotation marks shall have the meanings ascribed to such terms in section 382 of the Code and the Treasury regulations thereunder.)

     (7) "Percentage Interest" means, with
respect to a Person:

          (A) the fair market value of the
     Stock  beneficially  owned  by   such
     Person  (including  Stock  indirectly
     owned  by  virtue of  any  direct  or
     indirect  ownership  interest  in  an
     entity  which directly owns Stock  of
     the  Corporation) as determined under
     section  382  of  the  Code  and  the
     Treasury    regulations   thereunder,
     including  the attribution  rules  of
     section 382(1)(3) of the Code and the
     Treasury  regulations thereunder  and
     the    option   rules   of   Treasury
     regulation  1.382-4(d)(2);
calculated as a percentage of
        (B) the sum of (i) the fair market
     value of all the outstanding Stock of
     the  Corporation, plus (ii) the  fair
     market value of any outstanding  Pure
     Preferred Stock of the Corporation.
    (8)  "Person"  means  any  individual,
firm,   corporation,  partnership,   joint
venture  or other entity and shall include
any group comprised of such Person and any
other  Person  who is a parent,  child  or
sibling  of such Person or with whom  such
Person  or  any Affiliate or Associate  of
such Person has any agreement, arrangement
or  understanding, directly or indirectly,
for the purpose Acquiring, holding, voting
or  disposing  of  Stock,  and  any  other
Person who is a member of such group,  but
does  not  include  any underwriter  which
participates  in  an  underwritten  public
offering   of  the  Corporation's   Stock,
provided that such underwriter shall not own such Stock on the last day of any fiscal year.

     (9)   "Pure  Preferred  Stock"  means
stock issued by the Corporation that is described in section 1504(a)(4) of the Code, as modified by Treasury regulation l.382-2(a)(3)(i).

     (10)  "Section  382 Attribute"  means
any  "net  operating  loss  carryforward,"
"capital loss carryover," "excess foreign taxes carryover," "general business credit carryover," "minimum tax credit carryover" or "net unrealized built-in loss" (as such terms are defined in the Code).

   (11) "Stock" means any interest in  the
Corporation that would be treated as stock
for  purposes of section 382 of  the  Code
and  the  Treasury regulations thereunder,
including  for  example,  shares  of   the
Corporation's common stock, par value $.01
per  share ("Common Stock"), shares of any
other class issued by the Corporation  and
any options, warrants, convertible debt or
securities or other rights (whether or not
subject    to    any   contingencies    or
limitations)   to  Acquire  such   shares;
provided, that Stock shall not include any shares of Pure Preferred Stock.

     (12)  "Testing  Period"  means,  with
respect to any Acquisition, the period  of
time beginning on July 11, 1996 (or on the
day  following  any subsequent  "ownership
change" under Section 382 of the Code  and
the  regulations thereunder, as determined
by  the Corporation) and concluding on the
date of such Acquisition; provided that if
     the  preceding clause would  result  in  a
     Testing Period having a duration in excess
     of  three  years, then the Testing  Period
     shall   be  the  period  of  three   years
     concluding   on   the   date    of    such
     Acquisition.
          (13)   "Transfer  Agent"  means   the
     transfer   agent  with  respect   to   the
     Corporation's common stock, par value $.01
     per  share ("Common Stock"), appointed  by
     the  Corporation and, in the case  of  any
     other   securities  of  the   Corporation,
     "Transfer Agent" means the Corporation or such other transfer agent with respect to such securities as may be appointed by the Corporation.

     (b) Acquisition Restrictions.  For so long
as  the  Corporation has Section 382 Attributes
(the "Restriction Period"), any Acquisition  of
Stock or attempted Acquisition of Stock, or any
agreement  to Acquire Stock entered into  prior
to  the  expiration of the Restriction  Period,
shall  be prohibited and void ab initio to  the
extent   that,  as  a  result   of   any   such
transaction,   any  Person  would   become   an
Acquiring Person.

     (c)  Certain Exceptions.  The restrictions
set forth in subparagraph 12(b) hereof shall not apply if:

          (1)  the Acquisition of Stock  occurs
     pursuant  to  a  transaction  approved  in
     advance  by  a  majority of the  Board  of
     Directors   of   the   Corporation    (the
     "Board"), including, but not limited to, a
     merger  or  consolidation transaction,  in
     which all holders of outstanding shares of
     Stock   receive,   or  are   offered   the
     opportunity to receive, cash or other consideration for such shares, and upon the consummation of which the Acquirer of such shares will own at least a majority of the outstanding shares of Stock;

          (2)  The  Board  determines,  in  its
     absolute discretion, that the Person who Acquires Stock is not an Acquiring Person;
     or

          (3)  The  Board  determines,  in  its
     absolute discretion, that it is not in the best interests of the Corporation and its stockholders at such time to protect the Corporation's ability to use or benefit from any Section 382 Attributes.

     (d) Treatment of Excess Shares.

          (1)   Any   transfer   or   purported
     transfer  of Stock that is the subject  of
     an  Acquisition  of  Stock,  an  attempted
     Acquisition  of  Stock  or  agreement   to
     Acquire Stock that is prohibited and  void
under the provisions of subparagraph 12(b)
hereof (a "Prohibited Transfer") shall not
be  recorded by any employee or  agent  of
the   Corporation,   and   the   purported
transferee  of such a Prohibited  Transfer
(the  "Purported  Transferee")  shall  not
acquire any rights as a stockholder of the
Corporation for any purpose whatsoever  in
respect of the shares of Stock which would
cause  the Purported Transferee to  become
an Acquiring Person (the "Excess Shares").
Until the Excess Shares are transferred to
another  Person in a transaction  that  is
not   a   Prohibited  Transfer,  (A)   the
Purported Transferee shall not be entitled
with respect to such Excess Shares to  any
rights    as   a   stockholder   of    the
Corporation,      including,       without
limitation, the right to vote such  Excess
Shares   and   to  receive  dividends   or
distributions,   whether  liquidating   or
otherwise, in respect thereof, if any, and
(B)   the   Board  may,  in  its  absolute
discretion,   institute   proceedings   to
enjoin  or rescind any attempted  transfer
or   transfer  of  Excess  Shares  to  the
Purported  Transferee.   Once  the  Excess
Shares   have   been  transferred   in   a
transaction  that  is  not  a   Prohibited
Transfer, the Stock that is the subject of such transaction shall cease to be Excess
Shares.

     (2)  If  the Board determines that  a
Prohibited  Transfer has  occurred,  then,
upon  written  demand by the  Corporation,
the Purported Transferee shall transfer or
cause to be transferred any certificate or
other  evidence of ownership of the Excess
Shares  within the Purported  Transferee's
possession or control, together  with  any
dividends or other distributions that were
received by the Purported Transferee  from
the Corporation with respect to the Excess
Shares ("Prohibited Distributions"), to an
agent   designated  by  the   Board   (the
"Agent").  The Agent shall proceed to sell
to  a  buyer or buyers, which may  include
the   Corporation,   the   Excess   Shares
transferred  to it in one or  more  arm's
length  transactions (over  the  New  York
Stock  Exchange,  if possible);  provided,
however, that the Agent shall effect  such
sale  or  sales in an orderly fashion  and
shall  not be required to effect any  such
sale within any specific time frame if, in
the Agent's discretion, such sale or sales
would  disrupt the market for  the  Common
Stock   or   other   securities   of   the
Corporation  or otherwise would  adversely
affect  the value of the Common  Stock  or
such  other securities.  If the  Purported
Transferee  has resold the  Excess  Shares
before  receiving the Corporation's demand
to  surrender  the Excess  Shares  to  the
Agent,  the Purported Transferee shall  be
deemed to have sold the Excess Shares  for
the  Agent,  and  shall  be  required   to
transfer to the Agent the proceeds of such
resale  and  any Prohibited Distributions,
except to the extent that the Agent grants
written   permission  to   the   Purported
Transferee to retain a portion of such proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to subparagraph
(d)(3)  of this paragraph 12 if the  Agent
rather than the Purported Transferee had resold the Excess Shares.

     (3)   The   Agent  shall  apply   any
proceeds of a sale by it of Excess  Shares
and,  if  the  Purported  Transferee   has
previously  resold the Excess Shares,  any
amounts  received  by  the  Agent  from  a
Purported  Transferee,  as  follows:   (A)
first,  such amounts shall be paid to  the
Agent to the extent necessary to cover its
costs  and expenses incurred in connection
with its duties hereunder; (B) second, any
remaining  amounts shall be  paid  to  the
Purported  Transferee, up  to  the  amount
paid  by the Purported Transferee for  the
Excess  Shares,  which  amount  shall   be
determined in the discretion of the Board;
and (C) third, any remaining amounts shall
be  paid  to  one  or  more  organizations
qualifying under Section 501(c)(3) of  the
Code   (and   any   comparable   successor
provision) ("Section 501(c)(3)")  selected
by  the  Board,  and if the Excess  Shares
(including any Excess Shares arising  from
a previous Prohibited Transfer not sold by
the  Agent  in  a  prior sale  or  sales),
represent   a  5%  or  greater  Percentage
Interest  in any class of Stock, then  any
such   remaining  amounts  to  the  extent
attributable  to  the disposition  of  the
portion of such Excess Shares exceeding  a
4.99  Percentage Interest  in  such  class
shall   be  paid  to  one  or  more  other
organizations  qualifying  under   Section
501(c)(3)  selected  by  the  Board.   The
recourse  of  any Purported Transferee  in
respect  of any Prohibited Transfer  shall
be  limited to the amount payable  to  the
Purported  Transferee pursuant  to  clause
(B)  of  the  preceding sentence.   In  no
event  shall the proceeds of any  sale  of
Excess    Shares    pursuant    to    this
subparagraph 12(d)(3) inure to the benefit of the Corporation.

     (4) If the Purported Transferee fails
to  surrender  the Excess  Shares  or  the
proceeds  of a sale thereof to  the  Agent
within thirty business days from the  date
on  which  the Corporation makes a  demand
pursuant to subparagraph (d)(2), then  the
Corporation     may    institute     legal
proceedings to compel the surrender.

          (5)  The  Corporation shall make  the
     demand  described  in subparagraph  (d)(2)
     hereof  within thirty days of the date  on
     which   the   Board  determines   that   a
     Prohibited    Transfer    has    occurred;
     provided, however, that if the Corporation makes such demand at a later date, the provisions of this paragraph 12 shall apply nonetheless.

     (e)  Reliance on Certain Information.   In
determining  whether any Person has  become  or
would  become  an Acquiring Person  under  this
paragraph  12,  to  the  extent  permitted   by
section  382  of  the  Code  and  the  Treasury
regulations thereunder:

          (1) the Corporation shall be entitled
     to  rely on the existence and absence,  as
     of  the  date of the relevant Acquisition,
     of  filings of Schedules 13D and  13G  (or
     any  similar schedules) under the  Act  to
     identify   any  5%  Stockholder   of   the
     Corporation; and

          (2)  in  the case of any "first  tier
     entity"  or "higher tier entity" (as  such
     term  is  defined  in Treasury  regulation
     1.382-2T(f)(14)) whose Percentage Interest
     in  the  Corporation equals or  exceeds  5
     percent,  the Corporation may  rely  on  a
     statement   signed  under   oath   or   an
     affirmation by an authorized officer or similar responsible person on behalf of such entity, to establish the extent, if any, to which the Percentage Interests of such entity's owners have changed as of the date of the relevant Acquisition;
     provided that the Corporation may not rely on a statement of such entity if (i) the Corporation knows that the statement is false, or (ii) the entity's Percentage
     Interest in the Corporation equals or exceeds 50 percent.

     (f) Legend.  All certificates representing
Stock   issued   after  the  effectiveness   of
paragraph 12 shall bear a conspicuous legend as follows:

          "THE  TRANSFER OF THE SECURITIES
     REPRESENTED  HEREBY  IS  SUBJECT   TO
     RESTRICTIONS PURSUANT TO PARAGRAPH 12
     OF    THE    AMENDED   AND   RESTATED
     CERTIFICATE   OF   INCORPORATION   OF
     COASTAL    PHYSICIAN   GROUP,    INC.
     REPRINTED IN ITS ENTIRETY ON THE BACK
     OF THIS CERTIFICATE.

     (g)  Procedures.  The Board  may,  to  the
extent  permitted  by law, from  time  to  time
establish, modify, amend or rescind, by  by-law
or  otherwise, procedures not inconsistent with
the  express  provisions of this paragraph  12,
the  Code, the Treasury Regulations thereunder,
and  Delaware law for determining  whether  any
Acquisition  of  Stock  would  jeopardize   the
Corporation's ability to preserve and  use  its
Section  382  Attributes, and for  the  orderly
application,  administration and implementation
of  the provisions of this paragraph 12.   Such
procedures as may be adopted by the Board shall be kept on file with the Secretary of the Corporation and shall be made available for inspection by the public and, upon request, shall be mailed to any holder of Stock of the Corporation.

     (h) General Authorization.  The purpose of
this   paragraph   12  is  to  facilitate   the
Corporation's ability to preserve and  use  its
Section  382  Attributes and to  that  end  the
Board is authorized to take such action, to the
extent  permitted  by law and not  inconsistent
with   this  paragraph  12,  as  it  may   deem
necessary   or   advisable   to   protect   the
Corporation   and   the   interests   of    its
stockholders  in  preserving the  Corporation's
ability  to  preserve and use its  Section  382
Attributes.

     (i)   Full   Protection  of   Board.    In
administering  the provisions of  paragraph  12
hereof and determining whether a Person  is  or
may  be an Acquiring Person, the Board and  any
committee  designated by  the  Board  shall  be
fully  protected in relying in good faith  upon
the    information,   opinions,   reports    or
statements  provided to the Board or  any  such
committee   by   the  Corporation's   executive
officers or the Corporation's legal counsel or independent accountants.

     (j) Notice to Corporation.  Any Person who
Acquires Stock or attempts to Acquire Stock  in
a  transaction  that constitutes  a  Prohibited
Transfer shall immediately give, or cause to be
given,   written   notice   thereof   to    the
Corporation of such event and shall provide the
Corporation  such  other  information  as   the
Corporation may request to determine the status of such Person as an Acquiring Person or a Purported Transferee of Excess Shares.

     (k)  No  Claim  Against  Transferor.   The
Purported  Transferee of  Excess  Shares  shall
have  no  claim, cause of action, or any  other
recourse   whatsoever  against  the   purported
transferor  of  Excess Shares to the  Purported
Transferee.   The  Purported Transferee's  sole
right with respect to such shares shall be limited to the amount payable to the Purported
Transferee pursuant to subparagraph 12(d)(3) hereof.

     (l)  Partial Invalidity.  If any provision
of  this paragraph 12 or any application of any
such  provision is determined to be invalid  by
any  federal or state court having jurisdiction
over  the issues, the validity of the remaining
provisions  shall  not be  affected  and  other
applications   of  such  provision   shall   be
        affected only to the extent necessary to comply with the determination of such court.
   3.The  foregoing  amendment to the  Amended  and  Restated

Certificate  of  Incorporation  herein  certified  was   duly

adopted  in  accordance  with the  applicable  provisions  of

Sections  242  of  the General Corporation Law  of  State  of

Delaware.

  Signed on the _____ day of August 1998.

            COASTAL PHYSICIAN GROUP, INC.

               By:______________________________
              Steven M. Scott, M.D.
              Chairman and Chief Executive Officer





                COASTAL PHYSICIAN GROUP, INC.
 ANNUAL MEETING OF SHAREHOLDERS OF COASTAL PHYSICIAN GROUP,
                            INC.
   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                COASTAL PHYSICIAN GROUP, INC.
    The undersigned hereby appoints Steven M. Scott, M.D. and Edward L. Suggs, Jr., and each of them, proxies, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Coastal Physician Group, Inc. (the "Company"), to be held at 10:00 a.m., local time, on August 14, 1998, at the Durham Hilton, 3800 Hillsborough Road,
Durham,   North   Carolina,  and  at  any   adjournments   or
postponements thereof, to vote the number of shares which the undersigned would be entitled to vote if present in person in such manner as such proxies may determine, and to vote on the following proposals as specified below by the undersigned. (1) Election of Directors:
    VOTE FOR ALL NOMINEES LISTED BELOW WITHHOLD AUTHORITY to vote for all nominees listed below.
     (except as marked to the contrary below).
        STEVEN M. SCOTT, M.D.
        BERTRAM E. WALLS, M.D.
        SHERMAN M. PODOLSKY, M.D.
        (I INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
           INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


    (2) Proposal to approve the amendment of the Company's Amended and Restated Certificate of Incorporation to include a new paragraph 12 which is intended to facilitate the Company's preservation and use of its net operating loss carryforwards.
                FOR             AGAINST          ABSTAIN
   (3)           Proposal to approve the appointment of
KPMG Peat Marwick LLP as the Company's independent certified public accountants for the fiscal year ending December 31,
1998:            FOR            AGAINST          ABSTAIN
             PLEASE SIGN AND DATE ON THE OTHER SIDE





                 Annual Meeting of Shareholders
                             of
                COASTAL PHYSICIAN GROUP, INC.
                    2828 Croasdaile Drive
                      Durham, NC 27705
Please date, sign exactly as name(s) appear below and return promptly in the enclosed envelope.



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IN THE ABSENCE OF SPECIFIED DIRECTIONS, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY AND IN FAVOR OF THE PROPOSALS LISTED IN THIS PROXY. The proxies are also authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.
If signing as attorney, administrator, executor, guardian, trustee or as a custodian for a minor, please add your title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership's name

X
 .


X
 .


Dated
, 1998